I.  CASH RECEIPTS AND DISBURSEMENTS

Case Number:	1:09-bk-13363-KT	1:09-bk-13363-KT	1:09-bk-13387-KT	1:09-bk-13434-KT	1:09-bk-13395-KT	1:09-bk-13394-KT
Month Ending:	03/31/2009	03/31/2009	03/31/2009	03/31/2009	03/31/2009	03/31/2009
Account Number:	14591-34716	2237133612GXX	12352-45599	14591-61927	2120351811	1216600
Depository Name & Location	Bank of America	Bank of America	Bank of America	Bank of America	California Bank & Trust	Cathay Bank
	MMP-760 South Hill St., LLC Debtor in Possession	MMP-760 South Hill St., LLC Debtor in Possession	Meruelo Maddux Properties, LP Debtor in Possession	Merco Group - Overland Terminal, LLC Debtor in Possession	788 S. Alameda, LLC Debtor in Possession	Alameda Produce Market, LLC Debtor in Possession

1. Total Prior Receipts	-	-	-	-	-	-

2. LESS: Total Prior Disbursements	-	-	-	-	-	-

3. Beginning Balance	8,412.74	6,636,115.22	3,984.52	1,216,056.29	7,514.33	297.02

4. Receipts During Current Period
A/R - Post Filing	-	-	-	-	-	-
A/R - Pre Filing	-	-	-	-	-	-
General Sales	-	-	-	-	-	-
Intercompany Receipts	-	2,207.36	1.03	519.89	-	-

TOTAL RECEIPTS	-	2,207.36	1.03	519.89	-	-

5. BALANCE	8,412.74	6,638,322.58	3,985.55	1,216,576.18	7,514.33	297.02

6. LESS: Disbursements
Transfers to other DIP Accounts	-	-	-	-	-	-
Disbursements	-	-	-	-	-	-

TOTAL Disbursements	-	-	-	-	-	-

7. Ending Balance	8,412.74	6,638,322.58	3,985.55	1,216,576.18	7,514.33	297.02

I.  CASH RECEIPTS AND DISBURSEMENTS

Case Number:	1:09-bk-13387-KT	1:09-bk-13393-KT	1:09-bk-13372-KT	1:09-bk-13374-KT	1:09-bk-13382-KT	1:09-bk-13338-KT
Month Ending:	03/31/2009	03/31/2009	03/31/2009	03/31/2009	03/31/2009	03/31/2009
Account Number:	4162722	0080307044	0080301989	0080301658	0080301559	0080301583
Depository Name & Location	Cathay Bank	East West Bank	East West Bank	East West Bank	East West Bank	East West Bank
	Meruelo Maddux Properties, LP Debtor in Possession	Meruelo Maddux 1000 E Cesar Chavez, LLC Debtor in Possession	Meruelo Maddux Properties 1009 N Citrus Ave Covina LLC Debtor in Possession	Merco Group 1060 N. Vignes, LLC Debtor in Possession	Merco Group 1211 E Washington Blvd LLC Debtor in Possession	Meruelo Maddux Properties 12385 San Fernando Road, LLC Debtor in Possession

1. Total Prior Receipts	-	-	-	-	-	-

2. LESS: Total Prior Disbursements	-	-	-	-	-	-

3. Beginning Balance	4,202.30	-	-	-	-	-

4. Receipts During Current Period
A/R - Post Filing	-	-	-	-	5,516.00	-
A/R - Pre Filing	-	-	-	-	-	-
General Sales	-	-	-	-	-	-
Intercompany Receipts	0.76	-	-	-	-	-

TOTAL RECEIPTS	0.76	-	-	-	5,516.00	-

5. BALANCE	4,203.06	-	-	-	5,516.00	-

6. LESS: Disbursements
Transfers to other DIP Accounts	-	-	-	-	5,516.00	-
Disbursements	-	-	-	-	-	-

TOTAL Disbursements	-	-	-	-	5,516.00	-

7. Ending Balance	4,203.06	-	-	-	-	-

I.  CASH RECEIPTS AND DISBURSEMENTS

Case Number:	1:09-bk-13384-KT	1:09-bk-13380-KT	1:09-bk-13398-KT	1:09-bk-13364-KT	1:09-bk-13403-KT	1:09-bk-13375-KT
Month Ending:	03/31/2009	03/31/2009	03/31/2009	03/31/2009	03/31/2009	03/31/2009
Account Number:	0080994023	0080310162	0080301492	0080301815	0080301500	0080994643
Depository Name & Location	East West Bank	East West Bank	East West Bank	East West Bank	East West Bank	East West Bank
	Merco Group 1308 Orchard St., LLC Debtor in Possession	Merco Group 146 Front St, LLC Debtor in Possession	Merco Group 1500 Griffith Ave, LLC Debtor in Possession	Meruelo Maddux Properties 1919 Vineburn, LLC Debtor in Possession	Merco Group 2001-2021 W Mission Blvd, LLC Debtor in Possession	Merco Group 2040 Camfield Ave., LLC Debtor in Possession

1. Total Prior Receipts	-	-	-	-	-	-

2. LESS: Total Prior Disbursements	-	-	-	-	-	-

3. Beginning Balance	-	-	-	-	-	-

4. Receipts During Current Period
A/R - Post Filing	-	-	-	-	-	-
A/R - Pre Filing	-	-	-	-	-	-
General Sales	-	5,000.00	-	-	-	-
Intercompany Receipts	-	-	-	-	-	-

TOTAL RECEIPTS	-	5,000.00	-	-	-	-

5. BALANCE	-	5,000.00	-	-	-	-

6. LESS: Disbursements
Transfers to other DIP Accounts	-	5,000.00	-	-	-	-
Disbursements	-	-	-	-	-	-

TOTAL Disbursements	-	5,000.00	-	-	-	-

7. Ending Balance	-	-	-	-	-	-

I.  CASH RECEIPTS AND DISBURSEMENTS

Case Number:	1:09-bk-13371-KT	1:09-bk-13389-KT	1:09-bk-13365-KT	1:09-bk-13365-KT	1:09-bk-13404-KT	1:09-bk-13397-KT
Month Ending:	03/31/2009	03/31/2009	03/31/2009	03/31/2009	03/31/2009	03/31/2009
Account Number:	0080301963	0080307051	0080306665	0080358294	0080994676	0080302235
Depository Name & Location	East West Bank	East West Bank	East West Bank	East West Bank	East West Bank	East West Bank
	Meruelo Maddux Properties 2131 Humboldt Street, LLC Debtor in Possession	Meruelo Maddux 230 W Ave 26, LLC Debtor in Possession	Meruelo Maddux 2415 E Washington Blvd, LLC Debtor in Possession	Meruelo Maddux 2415 E Washington Blvd, LLC Debtor in Possession	MG-2529 Santa Fe Ave, LLC Debtor in Possession	Merco Group 2640 Washington Blvd, LLC Debtor in Possession

1. Total Prior Receipts	-	-	-	-	-	-

2. LESS: Total Prior Disbursements	-	-	-	-	-	-

3. Beginning Balance	-	-	-	-	-	-

4. Receipts During Current Period
A/R - Post Filing	-	-	-	-	-	-
A/R - Pre Filing	-	-	-	-	-	100.00
General Sales	-	-	-	-	-	-
Intercompany Receipts	-	-	-	-	418.02	506.30

TOTAL RECEIPTS	-	-	-	-	418.02	606.30

5. BALANCE	-	-	-	-	418.02	606.30

6. LESS: Disbursements
Transfers to other DIP Accounts	-	-	-	-	418.02	606.30
Disbursements	-	-	-	-	-	-

TOTAL Disbursements	-	-	-	-	418.02	606.30

7. Ending Balance	-	-	-	-	-	-

I.  CASH RECEIPTS AND DISBURSEMENTS

Case Number:	1:09-bk-13383-KT	1:09-bk-13370-KT	1:09-bk-13373-KT	1:09-bk-13402-KT	1:09-bk-13360-KT	1:09-bk-13400-KT
Month Ending:	03/31/2009	03/31/2009	03/31/2009	03/31/2009	03/31/2009	03/31/2009
Account Number:	0080301518	0080302433	0080301724	0080306871	0080994650	0080302276
Depository Name & Location	East West Bank	East West Bank	East West Bank	East West Bank	East West Bank	East West Bank
	Meruelo Maddux Properties 2951 Lenwood Road, LLC Debtor in Possession	Meruelo Maddux Properties 306 330 N Ave 21, LLC Debtor in Possession	Merco Group 3185 E Washington Blvd, LLC Debtor in Possession	Meruelo Maddux 336 W. 11th Street, LLC Debtor in Possession	MM-420 Boyd St, LLC Debtor in Possession	Merco Group 425 W 11th Street, LLC Debtor in Possession

1. Total Prior Receipts	-	-	-	-	-	-

2. LESS: Total Prior Disbursements	-	-	-	-	-	-

3. Beginning Balance	-	-	-	-	-	-

4. Receipts During Current Period
A/R - Post Filing	-	-	-	-	1,420.00	3,500.00
A/R - Pre Filing	-	-	-	-	3,070.00	10,510.85
General Sales	-	-	-	-	-	-
Intercompany Receipts	-	-	-	-	-	-

TOTAL RECEIPTS	-	-	-	-	4,490.00	14,010.85

5. BALANCE	-	-	-	-	4,490.00	14,010.85

6. LESS: Disbursements
Transfers to other DIP Accounts	-	-	-	-	4,490.00	14,010.85
Disbursements	-	-	-	-	-	-

TOTAL Disbursements	-	-	-	-	4,490.00	14,010.85

7. Ending Balance	-	-	-	-	-	-

I.  CASH RECEIPTS AND DISBURSEMENTS

Case Number:	1:09-bk-13399-KT	1:09-bk-13361-KT	1:09-bk-13367-KT	1:09-bk-13439-KT	1:09-bk-13381-KT	1:09-bk-13401-KT
Month Ending:	03/31/2009	03/31/2009	03/31/2009	03/31/2009	03/31/2009	03/31/2009
Account Number:	0080306459	0080302474	0080352826	0080313711	0080301567	0080302383
Depository Name & Location	East West Bank	East West Bank	East West Bank	East West Bank	East West Bank	East West Bank
	Merco Group 4th Street Center, LLC Debtor in Possession	MMP-500 Mateo Street, LLC Debtor in Possession	Meruelo Maddux Properties 5500 Flotilla Street, LLC Debtor in Possession	Meruelo Maddux 555 Central Ave, LLC Debtor in Possession	Merco Group 5707 S Alameda, LLC Debtor in Possession	Merco Group 620 Gladys Ave, LLC Debtor in Possession

1. Total Prior Receipts	-	-	-	-	-	-

2. LESS: Total Prior Disbursements	-	-	-	-	-	-

3. Beginning Balance	-	-	-	-	-	-

4. Receipts During Current Period
A/R - Post Filing	-	-	-	-	-	-
A/R - Pre Filing	-	-	-	-	-	-
General Sales	-	-	-	-	-	-
Intercompany Receipts	123.50	900.00	-	-	1,440.00	-

TOTAL RECEIPTS	123.50	900.00	-	-	1,440.00	-

5. BALANCE	123.50	900.00	-	-	1,440.00	-

6. LESS: Disbursements
Transfers to other DIP Accounts	123.50	900.00	-	-	1,440.00	-
Disbursements	-	-	-	-	-	-

TOTAL Disbursements	123.50	900.00	-	-	1,440.00	-

7. Ending Balance	-	-	-	-	-	-

I.  CASH RECEIPTS AND DISBURSEMENTS

Case Number:	1:09-bk-13366-KT	1:09-bk-13366-KT	1:09-bk-13363-KT	1:09-bk-13363-KT	1:09-bk-13395-KT	1:09-bk-13395-KT
Month Ending:	03/31/2009	03/31/2009	03/31/2009	03/31/2009	03/31/2009	03/31/2009
Account Number:	0080301807	0080364953	0080302029	0080358369	0080992704	0080313703
Depository Name & Location	East West Bank	East West Bank	East West Bank	East West Bank	East West Bank	East West Bank
	Meruelo Wall Street, LLC Debtor in Possession	Meruelo Wall Street, LLC Debtor in Possession	Meruelo Maddux Properties 760 South Hill Street, LLC Debtor in Possession	Meruelo Maddux Properties 760 S. Hill Street, LLC Debtor in Possession	788 South Alameda, LLC Debtor in Possession	788 South Alameda, LLC Debtor in Possession

1. Total Prior Receipts	-	-	-	-	-	-

2. LESS: Total Prior Disbursements	-	-	-	-	-	-

3. Beginning Balance	-	-	-	-	-	1,516.58

4. Receipts During Current Period
A/R - Post Filing	1,200.00	-	-	2,940.87	3,060.00	-
A/R - Pre Filing	2,400.00	-	-	9,279.18	9,598.00	-
General Sales	-	-	-	-	-	-
Intercompany Receipts	124.25	-	-	-	-	-

TOTAL RECEIPTS	3,724.25	-	-	12,220.05	12,658.00	-

5. BALANCE	3,724.25	-	-	12,220.05	12,658.00	1,516.58

6. LESS: Disbursements
Transfers to other DIP Accounts	3,724.25	-	-	12,220.05	12,658.00	-
Disbursements	-	-	-	-	-	-

TOTAL Disbursements	3,724.25	-	-	12,220.05	12,658.00	-

7. Ending Balance	-	-	-	-	-	1,516.58

I.  CASH RECEIPTS AND DISBURSEMENTS

Case Number:	1:09-bk-13378-KT	1:09-bk-13391-KT	1:09-bk-13396-KT	1:09-bk-13362-KT	1:09-bk-13394-KT	1:09-bk-13394-KT
Month Ending:	03/31/2009	03/31/2009	03/31/2009	03/31/2009	03/31/2009	03/31/2009
Account Number:	0080301930	0080310139	0080994098	0080306855	0080917651	0080360035
Depository Name & Location	East West Bank	East West Bank	East West Bank	East West Bank	East West Bank	East West Bank
	Merco Group 801 E 7th St, LLC Debtor in Possession	Meruelo Maddux 817-825 S. Hill St., LLC Debtor in Possession	905 E. 8th Street, LLC Debtor in Possession	Meruelo Maddux 915-949 Hill Street, LLC Debtor in Possession	Alameda Produce Market, LLC Debtor in Possession	Alameda Produce Market, LLC Debtor in Possession

1. Total Prior Receipts	-	-	-	-	-	-

2. LESS: Total Prior Disbursements	-	-	-	-	-	-

3. Beginning Balance	-	-	-	-	-	-

4. Receipts During Current Period
A/R - Post Filing	-	-	-	-	4,150.00	-
A/R - Pre Filing	-	5,500.00	-	-	32,060.00	-
General Sales	-	-	-	-	3,800.00	-
Intercompany Receipts	-	-	-	-	39.95	-

TOTAL RECEIPTS	-	5,500.00	-	-	40,049.95	-

5. BALANCE	-	5,500.00	-	-	40,049.95	-

6. LESS: Disbursements
Transfers to other DIP Accounts	-	5,500.00	-	-	38,157.47	-
Disbursements	-	-	-	-	-	-

TOTAL Disbursements	-	5,500.00	-	-	38,157.47	-

7. Ending Balance	-	-	-	-	1,892.48	-

I.  CASH RECEIPTS AND DISBURSEMENTS

Case Number:	1:09-bk-13394-KT	1:09-bk-13386-KT	1:09-bk-13385-KT	1:09-bk-13388-KT	1:09-bk-13405-KT	1:09-bk-13369-KT
Month Ending:	03/31/2009	03/31/2009	03/31/2009	03/31/2009	03/31/2009	03/31/2009
Account Number:	0080309826	0080301948	0080301542	0080313729	0080301823	0080362437
Depository Name & Location	East West Bank	East West Bank	East West Bank	East West Bank	East West Bank	East West Bank
	Alameda Produce Market, LLC Debtor in Possession	Meruelo Baldwin Park, LLC Debtor in Possession	Merco Group Ceres Street Produce, LLC Debtor in Possession	Meruelo Maddux Construction, Inc. Debtor in Possession	Merco Group-Little J, LLC Debtor in Possession	Meruelo Maddux - Mission Boulevard, LLC Debtor in Possession

1. Total Prior Receipts	-	-	-	-	-	-

2. LESS: Total Prior Disbursements	-	-	-	-	-	-

3. Beginning Balance	383.33	-	-	-	-	-

4. Receipts During Current Period
A/R - Post Filing	-	800.00	-	-	-	-
A/R - Pre Filing	-	3,800.00	-	-	-	-
General Sales	-	-	-	-	-	-
Intercompany Receipts	-	-	-	-	-	-

TOTAL RECEIPTS	-	4,600.00	-	-	-	-

5. BALANCE	383.33	4,600.00	-	-	-	-

6. LESS: Disbursements
Transfers to other DIP Accounts	-	4,600.00	-	-	-	-
Disbursements	-	-	-	-	-	-

TOTAL Disbursements	-	4,600.00	-	-	-	-

7. Ending Balance	383.33	-	-	-	-	-

I.  CASH RECEIPTS AND DISBURSEMENTS

Case Number:	1:09-bk-13406-KT	1:09-bk-13406-KT	1:09-bk-13358-KT/1:09-bk-13376-KT	1:09-bk-13358-KT/1:09-bk-13376-KT	1:09-bk-13390-KT	1:09-bk-13387-KT
Month Ending:	03/31/2009	03/31/2009	03/31/2009	03/31/2009	03/31/2009	03/31/2009
Account Number:	0080919822	0080306442	0080300981	0080301757	0080992878	0080993116
Depository Name & Location	East West Bank	East West Bank	East West Bank	East West Bank	East West Bank	East West Bank
	Merco Group, LLC Debtor in Possession	Merco Group, LLC Debtor in Possession	Meruelo Farms LLC dba National Cold Storage Debtor in Possession	Meruelo Farms, LLC Debtor in Possession	Meruelo Maddux Management, LLC Debtor in Possession	Meruelo Maddux Properties, LP Debtor in Possession

1. Total Prior Receipts	-	-	-	-	-	-

2. LESS: Total Prior Disbursements	-	-	-	-	-	-

3. Beginning Balance	-	-	-	317.74	3,692.71	805,464.47

4. Receipts During Current Period
A/R - Post Filing	-	114,113.00	19.06	-	-	-
A/R - Pre Filing	-	-	52,766.99	-	-	-
General Sales	-	-	210.24	-	-	39,375.00
Intercompany Receipts	-	-	-	-	-	298,970.71

TOTAL RECEIPTS	-	114,113.00	52,996.29	-	-	338,345.71

5. BALANCE	-	114,113.00	52,996.29	317.74	3,692.71	1,143,810.18

6. LESS: Disbursements
Transfers to other DIP Accounts	-	114,113.00	52,996.29	-	-	-
Disbursements	-	-	-	-	-	-

TOTAL Disbursements	-	114,113.00	52,996.29	-	-	-

7. Ending Balance	-	-	-	317.74	3,692.71	1,143,810.18

I.  CASH RECEIPTS AND DISBURSEMENTS

Case Number:	1:09-bk-13387-KT	1:09-bk-13387-KT	1:09-bk-13356-KT	1:09-bk-13356-KT	1:09-bk-13356-KT	1:09-bk-13356-KT
Month Ending:	03/31/2009	03/31/2009	03/31/2009	03/31/2009	03/31/2009	03/31/2009
Account Number:	610001422	80365190	0080310212	0080310204	0080992670	0080994106
Depository Name & Location	East West Bank	East West Bank	East West Bank	East West Bank	East West Bank	East West Bank
	Meruelo Maddux Properties, LP Debtor in Possession	Meruelo Maddux Properties, LP Debtor in Possession	Meruelo Maddux Properties, Inc Debtor in Possession	Meruelo Maddus Properties, Inc Debtor in Possession	Meruelo Maddux Properties Debtor in Possession	Meruelo Maddux Properties Debtor in Possession

1. Total Prior Receipts	-	-	-	-	-	-

2. LESS: Total Prior Disbursements	-	-	-	-	-	-

3. Beginning Balance	-	-	-	-	61,503.09	141,896.60

4. Receipts During Current Period
A/R - Post Filing	-	-	-	-	-	-
A/R - Pre Filing	-	-	-	-	-	-
General Sales	-	-	-	-	-	-
Intercompany Receipts	-	-	-	-	39.18	90.38

TOTAL RECEIPTS	-	-	-	-	39.18	90.38

5. BALANCE	-	-	-	-	61,542.27	141,986.98

6. LESS: Disbursements
Transfers to other DIP Accounts	-	-	-	-	-	-
Disbursements	-	-	-	-	-	-

TOTAL Disbursements	-	-	-	-	-	-

7. Ending Balance	-	-	-	-	61,542.27	141,986.98

I.  CASH RECEIPTS AND DISBURSEMENTS

Case Number:	1:09-bk-13356-KT	1:09-bk-13387-KT	1:09-bk-13359-KT	1:09-bk-13434-KT	1:09-bk-13368-KT	1:09-bk-13379-KT
Month Ending:	03/31/2009	03/31/2009	03/31/2009	03/31/2009	03/31/2009	03/31/2009
Account Number:	0080993181	0080360027	0080302458	0080301997	0080994031	0080309834
Depository Name & Location	East West Bank	East West Bank	East West Bank	East West Bank	East West Bank	East West Bank
	Meruelo Maddux Properties Debtor in Possession	Merco Group, LLC Debtor in Possession	MMP-3rd & Omar Street, LLC Debtor in Possession	Merco Group Overland Terminal, LLC Debtor in Possession	Santa Fe Commerce Ctr, Inc. Debtor in Possession	Santa Fe & Washington Market, Inc. Debtor in Possession

1. Total Prior Receipts	-	-	-	-	-	-

2. LESS: Total Prior Disbursements	-	-	-	-	-	-

3. Beginning Balance	24,538.48	23,704.67	-	-	-	-

4. Receipts During Current Period
A/R - Post Filing	-	-	-	-	-	-
A/R - Pre Filing	-	-	-	-	11,550.00	-
General Sales	-	-	-	-	-	-
Intercompany Receipts	-	1,015.75	-	-	-	-

TOTAL RECEIPTS	-	1,015.75	-	-	11,550.00	-

5. BALANCE	24,538.48	24,720.42	-	-	11,550.00	-

6. LESS: Disbursements
Transfers to other DIP Accounts	-	-	-	-	11,550.00	-
Disbursements	-	-	-	-	-	-

TOTAL Disbursements	-	-	-	-	11,550.00	-

7. Ending Balance	24,538.48	24,720.42	-	-	-	-

I.  CASH RECEIPTS AND DISBURSEMENTS

Case Number:	1:09-bk-13407-KT	1:09-bk-13392-KT	1:09-bk-13377-KT	1:09-bk-13383-KT	1:09-bk-13387-KT	1:09-bk-13407-KT
Month Ending:	03/31/2009	03/31/2009	03/31/2009	03/31/2009	03/31/2009	03/31/2009
Account Number:	0080302193	0080994072	0080301690	0371500324	001-623532	001624180
Depository Name & Location	East West Bank	East West Bank	East West Bank	Mutual of Omaha Bank	Preferred Bank	Preferred Bank
	Merco Group-South Park, LLC Debtor in Possession	MMP Ventures, LLC Debtor in Possession	Wall Street Market, LLC Debtor in Possession	MMP-2951 Lenwood Road, LLC Construction Account Debtor in Possession	Meruelo Maddux Properties LP Debtor in Possession	Merco Group South Park, LLC Debtor in Possession

1. Total Prior Receipts	-	-	-	-	-	-

2. LESS: Total Prior Disbursements	-	-	-	-	-	-

3. Beginning Balance	-	-	-	-	6,444.60	-

4. Receipts During Current Period
A/R - Post Filing	-	-	-	-	-	-
A/R - Pre Filing	12,000.00	-	-	-	-	-
General Sales	-	-	-	-	-	-
Intercompany Receipts	2,499.00	-	-	-	2.83	-

TOTAL RECEIPTS	14,499.00	-	-	-	2.83	-

5. BALANCE	14,499.00	-	-	-	6,447.43	-

6. LESS: Disbursements
Transfers to other DIP Accounts	14,499.00	-	-	-	-	-
Disbursements	-	-	-	-	-	-

TOTAL Disbursements	14,499.00	-	-	-	-	-

7. Ending Balance	-	-	-	-	6,447.43	-

I.  CASH RECEIPTS AND DISBURSEMENTS

Case Number:	1:09-bk-13387-KT	1:09-bk-13368-KT	1:09-bk-13366-KT	1:09-bk-13397-KT	1:09-bk-13366-KT	1:09-bk-13387-KT
Month Ending:	03/31/2009	03/31/2009	03/31/2009	03/31/2009	03/31/2009	03/31/2009
Account Number:	00120190680	8606072419	9003746	63787782	18296574	153461807312
Depository Name & Location	Pacific Commerce Bank	PNC Bank, N.A.	Pacific Western Bank	United Commercial Bank	United Commercial Bank	US Bank
	Meruelo Maddux, LP Debtor in Possession	Santa Fe Commerce Center, Inc. Debtor in Possession	Meruelo Wall Street, LLC Debtor in Possession	MG-2640 Washington Blvd, LLC Debtor in Possession	Meruelo Wall Street, LLC Debtor in Possession	Meruelo Maddux Properties, LP Debtor in Possession

1. Total Prior Receipts	-	-	-	-	-	-

2. LESS: Total Prior Disbursements	-	-	-	-	-	-

3. Beginning Balance	5,647.60	2,635.29	7,943.44	4,665.09	508,532.28	1,000,549.18

4. Receipts During Current Period
A/R - Post Filing	-	-	-	-	-	-
A/R - Pre Filing	-	-	-	-	-	-
General Sales	-	-	-	-	-	-
Intercompany Receipts	2.63	-	-	-	3,459.86	975.24

TOTAL RECEIPTS	2.63	-	-	-	3,459.86	975.24

5. BALANCE	5,650.23	2,635.29	7,943.44	4,665.09	511,992.14	1,001,524.42

6. LESS: Disbursements
Transfers to other DIP Accounts	-	228.46	4,433.86	-	-	-
Disbursements	-	-	-	-	-	-

TOTAL Disbursements	-	228.46	4,433.86	-	-	-

7. Ending Balance	5,650.23	2,406.83	3,509.58	4,665.09	511,992.14	1,001,524.42

I.  CASH RECEIPTS AND DISBURSEMENTS

Case Number:	1:09-bk-13403-KT	1:09-bk-13394-KT	1:09-bk-13368-KT	1:09-bk-13368-KT	1:09-bk-13369-KT	TOTAL
Month Ending:	03/31/2009	03/31/2009	03/31/2009	03/31/2009	03/31/2009
Account Number:	Loan #99191	Loan #118605034	Loan #011032602	Loan #011032602	Mission Blvd
Depository Name & Location	PNL Pomona, LP	Cathay Bank	Capmark Finance, Inc.	Capmark Finance, Inc.	Kennedy Funding, Inc.
	Merco Group 2001-2021 W Mission Blvd, LLC Debtor in Possession	Alameda Produce Market, LLC Debtor in Possession	Santa Fe Commerce Center, Inc. Debtor in Possession	Santa Fe Commerce Center, Inc. Debtor in Possession	Meruelo Maddux - Mission Boulevard, LLC Debtor in Possession

1. Total Prior Receipts	-	-	-	-	-	-

2. LESS: Total Prior Disbursements	-	-	-	-	-	-

3. Beginning Balance	49,507.53	176,255.15	128,427.48	470,617.46	352,000.00	11,652,825.19

4. Receipts During Current Period
A/R - Post Filing	-	-	-	-	-	136,718.93
A/R - Pre Filing	-	-	-	-	-	152,635.02
General Sales	-	-	-	-	-	48,385.24
Intercompany Receipts	-	-	-	189.80	-	313,526.44

TOTAL RECEIPTS	-	-	-	189.80	-	651,265.63

5. BALANCE	49,507.53	176,255.15	128,427.48	470,807.26	352,000.00	12,304,090.82

6. LESS: Disbursements
Transfers to other DIP Accounts	-	-	-	-	-	307,185.05
Disbursements	-	-	-	25.00	-	25.00

TOTAL Disbursements	-	-	-	25.00	-	307,210.05

7. Ending Balance	49,507.53	176,255.15	128,427.48	470,782.26	352,000.00	11,996,880.77

I.  TOTAL DISBURSEMENTS FROM ALL ACCOUNTS FOR CURRENT PERIOD

Date mm/dd/yyyy	Acct #	Check Number	Payee or DIP account	Purpose	*Amount Transfered	**Amount Disbursed	Amount
3/30/2009	0080302276	JE 17772	0080993116	ZBA Transfers March 30	3,010.85	0.00	3,010.85
3/30/2009	0080358369	JE 17772	0080993116	ZBA Transfers March 30	1,804.73	0.00	1,804.73
3/31/2009	0080300981	JE 17657	0080993116	ZBA Disbursement 3/31/09	52,996.29	0.00	52,996.29
3/31/2009	0080301559	JE 17657	0080993116	ZBA Disbursement 3/31/09	5,516.00	0.00	5,516.00
3/31/2009	0080301567	JE 17657	0080993116	ZBA Disbursement 3/31/09	1,440.00	0.00	1,440.00
3/31/2009	0080301807	JE 17657	0080993116	ZBA Disbursement 3/31/09	3,724.25	0.00	3,724.25
3/31/2009	0080301948	JE 17657	0080993116	ZBA Disbursement 3/31/09	4,600.00	0.00	4,600.00
3/31/2009	0080302193	JE 17657	0080993116	ZBA Disbursement 3/31/09	14,499.00	0.00	14,499.00
3/31/2009	0080302235	JE 17657	0080993116	ZBA Disbursement 3/31/09	606.30	0.00	606.30
3/31/2009	0080302276	JE 17657	0080993116	ZBA Disbursement 3/31/09	11,000.00	0.00	11,000.00
3/31/2009	0080302474	JE 17657	0080993116	ZBA Disbursement 3/31/09	900.00	0.00	900.00
3/31/2009	0080306442	JE 17657	0080993116	ZBA Disbursement 3/31/09	114,113.00	0.00	114,113.00
3/31/2009	0080306459	JE 17657	0080993116	ZBA Disbursement 3/31/09	123.50	0.00	123.50
3/31/2009	0080310139	JE 17657	0080993116	ZBA Disbursement 3/31/09	5,500.00	0.00	5,500.00
3/31/2009	0080310162	JE 17657	0080993116	ZBA Disbursement 3/31/09	5,000.00	0.00	5,000.00
3/31/2009	0080358369	JE 17657	0080993116	ZBA Disbursement 3/31/09	10,415.32	0.00	10,415.32
3/31/2009	0080917651	JE 17657	0080993116	ZBA Disbursement 3/31/09	38,157.47	0.00	38,157.47
3/31/2009	0080992704	JE 17657	0080993116	ZBA Disbursement 3/31/09	12,658.00	0.00	12,658.00
3/31/2009	0080994031	JE 17657	0080993116	ZBA Disbursement 3/31/09	11,550.00	0.00	11,550.00
3/31/2009	0080994650	JE 17657	0080993116	ZBA Disbursement 3/31/09	4,490.00	0.00	4,490.00
3/31/2009	0080994676	JE 17657	0080993116	ZBA Disbursement 3/31/09	418.02	0.00	418.02
3/31/2009	8606072419	JE 17873	Santa Fe Commerce Center Inc	3/09 Interest & Bank Fees	228.46	0.00	228.46
3/31/2009	9003746	JE 18642	Payroll Account	Janitorial Salaries 03/27/09-03/31/09	4,433.86	0.00	4,433.86
3/31/2009	Loan #011032602	Reserves	Capmark Finance, Inc.	3/31/09 Bank Fees	0.00	25.00	25.00
				TOTAL DISBURSEMENTS THIS PERIOD:	307,185.05	25.00	307,210.05

* Fill in amounts in this column if they are TRANSFERS to another DIP account (e.g. Payroll or Tax); the "amount" column will be filled in for you.
** Fill in amounts in this column if they are DISBURSEMENTS to outside payees; the "amount" column will be filled in for you.

I.  BANK RECONCILIATION

14591-34716 MMP-760 South Hill St., LLC Debtor in Possession	Statement Date:	03/31/2009	Statement Bal:	8,412.74
		ADJUSTED BANK BALANCE		8,412.74

2237133612GXX MMP-760 South Hill St., LLC Debtor in Possession	Statement Date:	03/31/2009	Statement Bal:	6,638,322.58
		ADJUSTED BANK BALANCE		6,638,322.58

12352-45599 Meruelo Maddux Properties, LP Debtor in Possession	Statement Date:	03/31/2009	Statement Bal:	3,985.55
		ADJUSTED BANK BALANCE		3,985.55

14591-61927 Merco Group - Overland Terminal, LLC Debtor in Possession	Statement Date:	03/31/2009	Statement Bal:	1,216,576.18
		ADJUSTED BANK BALANCE		1,216,576.18

2120351811 788 S. Alameda, LLC Debtor in Posession	Statement Date:	03/31/2009	Statement Bal:	7,514.33
		ADJUSTED BANK BALANCE		7,514.33

1216600 Alameda Produce Market, LLC Debtor in Posession	Statement Date:	03/31/2009	Statement Bal:	297.02
		ADJUSTED BANK BALANCE		297.02

4162722 Meruelo Maddux Properties, LP Debtor in Possession	Statement Date:	03/31/2009	Statement Bal:	4,203.06
		ADJUSTED BANK BALANCE		4,203.06

0080307044 Meruelo Maddux 1000 E Cesar Chavez, LLC Debtor in Possession	Statement Date:	03/31/2009	Statement Bal:	0.00
			03/31/2009	850.00
		TOTAL DEPOSITS IN TRANSIT		850.00

		ADJUSTED BANK BALANCE		850.00

0080301989 Meruelo Maddux Properties 1009 N Citrus Ave Covina LLC Debtor in Possession	Statement Date:	03/31/2009	Statement Bal:	0.00
		ADJUSTED BANK BALANCE		0.00

0080301658 Merco Group 1060 N. Vignes, LLC Debtor in Possession	Statement Date:	03/31/2009	Statement Bal:	0.00
		299	03/25/2009	204.22
		TOTAL OUTSTANDING CHECKS		204.22

		ADJUSTED BANK BALANCE		(204.22)

0080301559 Merco Group 1211 E Washington Blvd LLC Debtor in Possession	Statement Date:	03/31/2009	Statement Bal:	0.00
		364	10/16/2008	1,126.43
		396	03/17/2009	247.96
		399	03/25/2009	170.72
		400	03/25/2009	480.00
		TOTAL OUTSTANDING CHECKS		2,025.11

		ADJUSTED BANK BALANCE		(2,025.11)

0080301583 Meruelo Maddux Properties 12385 San Fernando Road, LLC Debtor in Possession	Statement Date:	03/31/2009	Statement Bal:	0.00
		ADJUSTED BANK BALANCE		0.00

0080994023 Merco Group 1308 Orchard St., LLC Debtor in Possession	Statement Date:	03/31/2009	Statement Bal:	0.00
		ADJUSTED BANK BALANCE		0.00

0080310162 Merco Group 146 Front St, LLC Debtor in Possession	Statement Date:	03/31/2009	Statement Bal:	0.00
		ADJUSTED BANK BALANCE		0.00

I.  BANK RECONCILIATION

0080301492 Merco Group 1500 Griffith Ave, LLC Debtor in Possession	Statement Date:	03/31/2009	Statement Bal:	0.00
		ADJUSTED BANK BALANCE		0.00

0080301815 Meruelo Maddux Properties 1919 Vineburn, LLC Debtor in Possession	Statement Date:	03/31/2009	Statement Bal:	0.00
		ADJUSTED BANK BALANCE		0.00

0080301500 Merco Group 2001-2021 W Mission Blvd, LLC Debtor in Possession	Statement Date:	03/31/2009	Statement Bal:	0.00
		ADJUSTED BANK BALANCE		0.00

0080994643 Merco Group 2040 Camfield Ave., LLC Debtor in Possession	Statement Date:	03/31/2009	Statement Bal:	0.00
		ADJUSTED BANK BALANCE		0.00

0080301963 Meruelo Maddux Properties 2131 Humboldt Street, LLC Debtor in Possession	Statement Date:	03/31/2009	Statement Bal:	0.00
			03/31/2009	5,000.00
		TOTAL DEPOSITS IN TRANSIT		5,000.00

		302	03/25/2009	121.23
		TOTAL OUTSTANDING CHECKS		121.23

		ADJUSTED BANK BALANCE		4,878.77

0080307051 Meruelo Maddux 230 W Ave 26, LLC Debtor in Possession	Statement Date:	03/31/2009	Statement Bal:	0.00
		230	05/09/2008	1,100.00
		262	10/16/2008	72.98
		263	10/16/2008	44.64
		282	02/11/2009	162.68
		253	09/05/2008	15,000.00
		295	03/18/2009	350.00
		296	03/25/2009	149.13
		TOTAL OUTSTANDING CHECKS		16,879.43

		ADJUSTED BANK BALANCE		(16,879.43)

0080306665 Meruelo Maddux 2415 E Washington Blvd, LLC Debtor in Possession	Statement Date:	03/31/2009	Statement Bal:	0.00
		ADJUSTED BANK BALANCE		0.00

0080358294 Meruelo Maddux 2415 E Washington Blvd, LLC Debtor in Possession	Statement Date:	03/31/2009	Statement Bal:	0.00
		ADJUSTED BANK BALANCE		0.00

0080994676 MG-2529 Santa Fe Ave, LLC Debtor in Possession	Statement Date:	03/31/2009	Statement Bal:	0.00
		323	03/17/2009	418.02
		326	03/25/2009	64.69
		TOTAL OUTSTANDING CHECKS		482.71

		ADJUSTED BANK BALANCE		(482.71)

0080302235 Merco Group 2640 Washington Blvd, LLC Debtor in Possession	Statement Date:	03/31/2009	Statement Bal:	0.00
		353	03/11/2009	200.51
		354	03/11/2009	305.79
		356	03/18/2009	20.00
		TOTAL OUTSTANDING CHECKS		526.30

		ADJUSTED BANK BALANCE		(526.30)

0080301518 Meruelo Maddux Properties 2951 Lenwood Road, LLC Debtor in Possession	Statement Date:	03/31/2009	Statement Bal:	0.00
		292	03/25/2009	78.46
		TOTAL OUTSTANDING CHECKS		78.46

		ADJUSTED BANK BALANCE		(78.46)

I.  BANK RECONCILIATION

0080302433 Meruelo Maddux Properties 306 330 N Ave 21, LLC Debtor in Possession	Statement Date:	03/31/2009	Statement Bal:	0.00
		564	03/03/2009	207.36
		567	03/25/2009	55.63
		568	03/25/2009	715.53
		569	03/26/2009	12.60
		570	03/26/2009	252.00
		TOTAL OUTSTANDING CHECKS		1,243.12

		ADJUSTED BANK BALANCE		(1,243.12)

0080301724 Merco Group 3185 E Washington Blvd, LLC Debtor in Possession	Statement Date:	03/31/2009	Statement Bal:	0.00
		ADJUSTED BANK BALANCE		0.00

0080306871 Meruelo Maddux 336 W. 11th Street, LLC Debtor in Possession	Statement Date:	03/31/2009	Statement Bal:	0.00
		ADJUSTED BANK BALANCE		0.00

0080994650 MM-420 Boyd St, LLC Debtor in Possession	Statement Date:	03/31/2009	Statement Bal:	0.00
		257	09/05/2008	1,350.00
		341	03/17/2009	305.09
		344	03/25/2009	929.20
		345	03/25/2009	12.62
		346	03/25/2009	211.84
		347	03/25/2009	48.20
		348	03/25/2009	1,621.00
		TOTAL OUTSTANDING CHECKS		4,477.95

		ADJUSTED BANK BALANCE		(4,477.95)

0080302276 Merco Group 425 W 11th Street, LLC Debtor in Possession	Statement Date:	03/31/2009	Statement Bal:	0.00
		290	03/20/2009	178.20
		293	03/25/2009	1,383.13
		294	03/25/2009	19.01
		TOTAL OUTSTANDING CHECKS		1,580.34

		ADJUSTED BANK BALANCE		(1,580.34)

0080306459 Merco Group 4th Street Center, LLC Debtor in Possession	Statement Date:	03/31/2009	Statement Bal:	0.00
		268	03/18/2009	123.50
		TOTAL OUTSTANDING CHECKS		123.50

		ADJUSTED BANK BALANCE		(123.50)

0080302474 MMP-500 Mateo Street, LLC Debtor in Possession	Statement Date:	03/31/2009	Statement Bal:	0.00
		184	03/20/2009	900.00
		TOTAL OUTSTANDING CHECKS		900.00

		ADJUSTED BANK BALANCE		(900.00)

0080352826 Meruelo Maddux Properties 5500 Flotilla Street, LLC Debtor in Possession	Statement Date:	03/31/2009	Statement Bal:	0.00
		ADJUSTED BANK BALANCE		0.00

0080313711 Meruelo Maddux 555 Central Ave, LLC Debtor in Possession	Statement Date:	03/31/2009	Statement Bal:	0.00
		ADJUSTED BANK BALANCE		0.00

0080301567 Merco Group 5707 S Alameda, LLC Debtor in Possession	Statement Date:	03/31/2009	Statement Bal:	0.00
		272	10/16/2008	3,171.07
		296	03/18/2009	87.00
		298	03/20/2009	1,440.00
		TOTAL OUTSTANDING CHECKS		4,698.07

		ADJUSTED BANK BALANCE		(4,698.07)

I.  BANK RECONCILIATION

0080302383 Merco Group 620 Gladys Ave, LLC Debtor in Possession	Statement Date:	03/31/2009	Statement Bal:	0.00
		ADJUSTED BANK BALANCE		0.00

0080301807 Meruelo Wall Street, LLC Debtor in Possession	Statement Date:	03/31/2009	Statement Bal:	0.00
		524	03/13/2009	1,038.82
		530	03/18/2009	126.51
		532	03/20/2009	124.25
		534	03/26/2009	117.44
		TOTAL OUTSTANDING CHECKS		1,407.02

		ADJUSTED BANK BALANCE		(1,407.02)

0080364953 Meruelo Wall Street, LLC Debtor in Possession	Statement Date:	03/31/2009	Statement Bal:	0.00
		ADJUSTED BANK BALANCE		0.00

0080302029 Meruelo Maddux Properties 760 South Hill Street, LLC Debtor in Possession	Statement Date:	03/31/2009	Statement Bal:	0.00
		3859	10/31/2008	6,851.63
		3862	10/31/2008	70.00
		3881	11/14/2008	278.31
		3887	11/19/2008	792.84
		3956	12/31/2008	86.08
		4012	02/14/2009	244.52
		4060	03/16/2009	801.39
		4064	03/16/2009	1,056.00
		4066	03/16/2009	108.55
		4068	03/20/2009	241.68
		4071	03/20/2009	3,500.00
		4072	03/25/2009	2,792.82
		4073	03/25/2009	126.66
		4074	03/25/2009	34.95
		TOTAL OUTSTANDING CHECKS		16,985.43

		ADJUSTED BANK BALANCE		(16,985.43)

0080358369 Meruelo Maddux Properties 760 S. Hill Street, LLC Debtor in Possession	Statement Date:	03/31/2009	Statement Bal:	0.00
			03/31/2009	8,503.07
		TOTAL DEPOSITS IN TRANSIT		8,503.07

		ADJUSTED BANK BALANCE		8,503.07

0080992704 788 South Alameda, LLC Debtor in Possession	Statement Date:	03/31/2009	Statement Bal:	0.00
		245	11/15/2007	100.00
		429	01/29/2009	8,928.00
		434	02/09/2009	472.50
		TOTAL OUTSTANDING CHECKS		9,500.50

		ADJUSTED BANK BALANCE		(9,500.50)

0080313703 788 South Alameda, LLC Debtor in Possession	Statement Date:	03/31/2009	Statement Bal:	1,516.58
		ADJUSTED BANK BALANCE		1,516.58

0080301930 Merco Group 801 E 7th St, LLC Debtor in Possession	Statement Date:	03/31/2009	Statement Bal:	0.00
		ADJUSTED BANK BALANCE		0.00

0080310139 Meruelo Maddux 817-825 S. Hill St., LLC Debtor in Possession	Statement Date:	03/31/2009	Statement Bal:	0.00
		190	03/20/2009	330.61
		191	03/26/2009	334.13
		TOTAL OUTSTANDING CHECKS		664.74

		ADJUSTED BANK BALANCE		(664.74)

0080994098 905 E. 8th Street, LLC Debtor in Possession	Statement Date:	03/31/2009	Statement Bal:	0.00
		235	02/09/2009	775.00
		TOTAL OUTSTANDING CHECKS		775.00

		ADJUSTED BANK BALANCE		(775.00)

I.  BANK RECONCILIATION

0080306855 Meruelo Maddux 915-949 Hill Street, LLC Debtor in Possession	Statement Date:	03/31/2009	Statement Bal:	0.00
		ADJUSTED BANK BALANCE		0.00

0080917651 Alameda Produce Market, LLC. Debtor in Possession	Statement Date:	03/31/2009	Statement Bal:	1,892.48
			03/30/2009	4,500.00
		TOTAL DEPOSITS IN TRANSIT		4,500.00

		3787	10/16/2008	2,206.56
		3789	10/16/2008	2,352.00
		3882	12/08/2008	487.53
		3950	01/29/2009	6,159.63
		3962	02/09/2009	327.75
		3963	02/09/2009	4,560.00
		3966	02/18/2009	290.76
		4007	03/11/2009	39.95
		4018	03/20/2009	1,892.48
		4019	03/20/2009	859.46
		4021	03/20/2009	1,940.53
		4022	03/25/2009	55.63
		4023	03/25/2009	179.92
		4024	03/25/2009	38.58
		4025	03/25/2009	15,018.43
		4026	03/25/2009	6,174.66
		4027	03/25/2009	4,000.00
		4029	03/25/2009	11.18
		TOTAL OUTSTANDING CHECKS		46,595.05

		ADJUSTED BANK BALANCE		(40,202.57)

0080360035 Alameda Produce Market, LLC Debtor in Possession	Statement Date:	03/31/2009	Statement Bal:	0.00
		101	10/01/2008	329.00
		102	10/01/2008	270.00
		103	10/01/2008	1,750.00
		104	10/01/2008	3,203.35
		183	02/09/2009	140.00
		198	03/11/2009	585.00
		203	03/25/2009	83.07
		204	03/25/2009	29.68
		205	03/25/2009	46.32
		TOTAL OUTSTANDING CHECKS		6,436.42

		ADJUSTED BANK BALANCE		(6,436.42)

0080309826 Alameda Produce Market, LLC Debtor in Possession	Statement Date:	03/31/2009	Statement Bal:	383.33
		ADJUSTED BANK BALANCE		383.33

0080301948 Meruelo Baldwin Park, LLC Debtor in Possession	Statement Date:	03/31/2009	Statement Bal:	0.00
		ADJUSTED BANK BALANCE		0.00

0080301542 Merco Group Ceres Street Produce, LLC Debtor in Possession	Statement Date:	03/31/2009	Statement Bal:	0.00
		ADJUSTED BANK BALANCE		0.00

0080313729 Meruelo Maddux Construction, Inc. Debtor in Possession	Statement Date:	03/31/2009	Statement Bal:	0.00
		119	03/26/2009	271.04
		TOTAL OUTSTANDING CHECKS		271.04

		ADJUSTED BANK BALANCE		(271.04)

0080301823 Merco Group-Little J, LLC Debtor in Possession	Statement Date:	03/31/2009	Statement Bal:	0.00
		ADJUSTED BANK BALANCE		0.00

0080362437 Meruelo Maddux - Mission Boulevard, LLC Debtor in Possession	Statement Date:	03/31/2009	Statement Bal:	0.00
		109	12/19/2008	3,997.66
		124	03/25/2009	1,026.75
		TOTAL OUTSTANDING CHECKS		5,024.41

		ADJUSTED BANK BALANCE		(5,024.41)

I.  BANK RECONCILIATION

0080919822 Merco Group, LLC Debtor in Possession	Statement Date:	03/31/2009	Statement Bal:	0.00
		ADJUSTED BANK BALANCE		0.00

0080306442 Merco Group, LLC Debtor in Possession	Statement Date:	03/31/2009	Statement Bal:	0.00
		ADJUSTED BANK BALANCE		0.00

0080300981 Meruelo Farms LLC dba National Cold Storage Debtor in Possession	Statement Date:	03/31/2009	Statement Bal:	0.00
			03/31/2009	28,600.00
		TOTAL DEPOSITS IN TRANSIT		28,600.00

		2650	03/13/2009	5,529.50
		2656	03/20/2009	28.54
		2658	03/25/2009	149.04
		2659	03/25/2009	81.26
		2660	03/25/2009	6,089.26
		TOTAL OUTSTANDING CHECKS		11,877.60

		ADJUSTED BANK BALANCE		16,722.40

0080301757 Meruelo Farms, LLC Debtor in Possession	Statement Date:	03/31/2009	Statement Bal:	317.74
		ADJUSTED BANK BALANCE		317.74

0080992878 Meruelo Maddux Management, LLC Debtor in Possession	Statement Date:	03/31/2009	Statement Bal:	3,692.71
		213	03/25/2009	24.00
		214	03/25/2009	7,117.00
		TOTAL OUTSTANDING CHECKS		7,141.00

		ADJUSTED BANK BALANCE		(3,448.29)

0080993116 Meruelo Maddux Properties, LP Debtor in Possession	Statement Date:	03/31/2009	Statement Bal:	1,143,810.18
		2338	10/02/2008	825.79
		2400	10/17/2008	1,000.00
		2474	11/14/2008	15.00
		2693	02/09/2009	1,848.00
		2684	02/04/2009	2,916.00
		2695	02/09/2009	1,499.26
		2696	02/09/2009	643.02
		2752	03/09/2009	273.57
		2766	03/13/2009	1,000.00
		2778	03/17/2009	1,000.00
		2779	03/17/2009	2,725.00
		2782	03/20/2009	128.75
		2784	03/25/2009	5,402.50
		2785	03/25/2009	3,322.72
		2786	03/25/2009	92.81
		2788	03/25/2009	40.66
		2789	03/25/2009	162.21
		2790	03/25/2009	841.00
		2792	03/25/2009	30.55
		2795	03/25/2009	800.00
		2796	03/26/2009	350.00
		2797	03/26/2009	1,245.52
		2799	03/26/2009	87.65
		2801	03/26/2009	753.92
		TOTAL OUTSTANDING CHECKS		27,003.93

		ADJUSTED BANK BALANCE		1,116,806.25

610001422 Meruelo Maddux Properties, LP Debtor in Posession	Statement Date:	03/31/2009	Statement Bal:	0.00
		ADJUSTED BANK BALANCE		0.00

80365190 Meruelo Maddux Properties, LP Debtor in Possession	Statement Date:	03/31/2009	Statement Bal:	0.00
		ADJUSTED BANK BALANCE		0.00

0080310212 Meruelo Maddux Properties, Inc Debtor in Possession	Statement Date:	03/31/2009	Statement Bal:	0.00
		ADJUSTED BANK BALANCE		0.00

0080310204 Meruelo Maddux Properties, Inc Debtor in Possession	Statement Date:	03/31/2009	Statement Bal:	0.00
		ADJUSTED BANK BALANCE		0.00

I.  BANK RECONCILIATION

0080992670 Meruelo Maddux Properties Debtor in Possession	Statement Date:	03/31/2009	Statement Bal:	61,542.27
		ADJUSTED BANK BALANCE		61,542.27

0080994106 Meruelo Maddux Properties Debtor in Possession	Statement Date:	03/31/2009	Statement Bal:	141,986.98
		ADJUSTED BANK BALANCE		141,986.98

0080993181 Meruelo Maddux Properties Debtor in Possession	Statement Date:	03/31/2009	Statement Bal:	24,538.48
		ADJUSTED BANK BALANCE		24,538.48

0080360027 Merco Group, LLC Debtor in Possession	Statement Date:	03/31/2009	Statement Bal:	24,720.42
		ADJUSTED BANK BALANCE		24,720.42

0080302458 MMP-3rd & Omar Street, LLC Debtor in Possession	Statement Date:	03/31/2009	Statement Bal:	0.00
			03/31/2009	2,730.00
		TOTAL DEPOSITS IN TRANSIT		2,730.00

		277	03/17/2009	122.35
		279	03/25/2009	954.70
		TOTAL OUTSTANDING CHECKS		1,077.05

		ADJUSTED BANK BALANCE		1,652.95

0080301997 Merco Group Overland Terminal, LLC Debtor in Possession	Statement Date:	03/31/2009	Statement Bal:	0.00
		32509495	03/25/2009	7,967.90
		32509425	03/26/2009	30,112.59
		TOTAL OUTSTANDING CHECKS		38,080.49

		ADJUSTED BANK BALANCE		(38,080.49)

0080994031 Santa Fe Commerce Ctr, Inc. Debtor in Possession	Statement Date:	03/31/2009	Statement Bal:	0.00
		230	10/16/2008	887.54
		262	03/10/2009	3,072.50
		268	03/20/2009	975.00
		270	03/26/2009	215.15
		TOTAL OUTSTANDING CHECKS		5,150.19

		ADJUSTED BANK BALANCE		(5,150.19)

0080309834 Santa Fe & Washington, Inc. Debtor in Possession	Statement Date:	03/31/2009	Statement Bal:	0.00
		378	03/26/2009	2,049.33
		TOTAL OUTSTANDING CHECKS		2,049.33

		ADJUSTED BANK BALANCE		(2,049.33)

0080302193 Merco Group-South Park, LLC Debtor in Possession	Statement Date:	03/31/2009	Statement Bal:	0.00
			03/31/2009	15,000.00
		TOTAL DEPOSITS IN TRANSIT		15,000.00

		637	03/25/2009	587.95
		638	03/25/2009	18.99
		639	03/25/2009	131.78
		640	03/25/2009	8.31
		TOTAL OUTSTANDING CHECKS		747.03

		ADJUSTED BANK BALANCE		14,252.97

0080994072 MMP Ventures, LLC Debtor in Possession	Statement Date:	03/31/2009	Statement Bal:	0.00
		ADJUSTED BANK BALANCE		0.00

0080301690 Market Wall Street Market, LLC Debtor in Possession	Statement Date:	03/31/2009	Statement Bal:	0.00
		226	05/21/2008	20.00
		TOTAL OUTSTANDING CHECKS		20.00

		ADJUSTED BANK BALANCE		(20.00)

I.  BANK RECONCILIATION

001-623532 MMLP Meruelo Maddux Properties LP Debtor in Possession	Statement Date:	03/31/2009	Statement Bal:	6,447.43
		ADJUSTED BANK BALANCE		6,447.43

001624180 Preferred Bank Merco Group South Park, LLC Debtor in Possession	Statement Date:	03/31/2009	Statement Bal:	0.00
		ADJUSTED BANK BALANCE		0.00

00120190680 Meruelo Maddux, LP Debtor in Possession	Statement Date:	03/31/2009	Statement Bal:	5,650.23
		ADJUSTED BANK BALANCE		5,650.23

8606072419 Santa Fe Commerce Center, Inc. Debtor in Possession	Statement Date:	03/31/2009	Statement Bal:	2,406.83
		ADJUSTED BANK BALANCE		2,406.83

9003746 Meruelo Wall Street, LLC Debtor in Possession	Statement Date:	03/31/2009	Statement Bal:	3,509.58
		ADJUSTED BANK BALANCE		3,509.58

63787782 MG-2640 Washington Blvd, LLC Debtor in Possession	Statement Date:	03/31/2009	Statement Bal:	4,665.09
		ADJUSTED BANK BALANCE		4,665.09

18296574 Meruelo Wall Street, LLC Debtor in Possession	Statement Date:	03/31/2009	Statement Bal:	511,992.14
		ADJUSTED BANK BALANCE		511,992.14

153461807312 MMLP Meruelo Maddux Properties, LP Debtor in Possession	Statement Date:	03/31/2009	Statement Bal:	1,001,524.42
		ADJUSTED BANK BALANCE		1,001,524.42

Loan #99191 Merco Group 2001-2021 W. Mission Blvd., LLC Debtor in Possession	Statement Date:	03/31/2009	Statement Bal:	49,507.53
		ADJUSTED BANK BALANCE		49,507.53

Loan #118605034 Alameda Produce Market, LLC Debtor in Possession	Statement Date:	03/31/2009	Statement Bal:	176,255.15
		ADJUSTED BANK BALANCE		176,255.15

Loan #011032602 Santa Fe Commerce Center, Inc. Debtor in Possession	Statement Date:	03/31/2009	Statement Bal:	128,427.48
		ADJUSTED BANK BALANCE		128,427.48

Loan #011032602 Santa Fe Commerce Center, Inc. Debtor in Possession	Statement Date:	03/31/2009	Statement Bal:	470,782.26
		ADJUSTED BANK BALANCE		470,782.26

Meruelo Maddux - Mission Boulevard, LLC Debtor in Possession	Statement Date:	03/31/2009	Statement Bal:	352,000.00
		ADJUSTED BANK BALANCE		352,000.00

II.  STATUS OF PAYMENTS TO SECURED CREDITORS, LESSORS AND OTHER PARTIES TO EXECUTORY CONTRACTS

Entity	Creditor, Lessor, Etc.	Frequency of Payments (Mo/Qtr)	Amount of Payment (Accrual 3/28 - 3/31/09)	Post-Petition payments not made (Number)	Total Due
Secured Creditors:
Meruelo Farms, LLC	Imperial Capital Bank	Monthly	6,009.13	0.13	6,009.13
Meruelo Farms, LLC	Pacific Commerce Bank	Monthly	1,209.72	0.13	1,209.72
Merco Group - 1500 Griffith Avenue, LLC	Yoshiaki & Fumiko Murakami	Monthly	2,301.37	0.13	2,301.37
Merco Group - 1500 Griffith Avenue, LLC & Merco Group - 4th Street Center, LLC	East West Bank	Monthly	4,264.33	0.13	4,264.33
Meruelo Maddux Properties - 2951 Lenwood Road, LLC	Primary Residential Mortgage, Inc.	Monthly	3,992.73	0.13	3,992.73
Meruelo Maddux Properties - 2951 Lenwood Road, LLC	Primary Residential Mortgage, Inc.	Monthly	2,918.06	0.13	2,918.06
Meruelo Maddux - Mission Boulevard., LLC	Kennedy Funding, Inc.	Monthly	11,354.84	0.13	11,354.84
Merco Group - 2001-2021 West Mission Blvd., LLC	PNL Pomona, L.P.	Monthly	9,970.04	0.13	9,970.04
Meruelo Maddux Properties - 760 S. Hill Street, LLC	Bank of America	Monthly	14,124.32	0.13	14,124.32
Merco Group - 3185 E. Washington Blvd., LLC	Chinatrust Bank (U.S.A.)	Monthly	7,347.01	0.13	7,347.01
2640 Washington Blvd., LLC	United Commercial Bank	Monthly	5,392.06	0.13	5,392.06
Merco Group, LLC	East West Bank	Monthly	15,110.22	0.13	15,110.22
Merco Group, LLC	East West Bank	Monthly	9,546.64	0.13	9,546.64
Meruelo Wall Street, LLC	United Commercial Bank	Monthly	15,058.95	0.13	15,058.95
Merco Group - 425 W. 11th Street, LLC	East West Bank	Monthly	2,521.67	0.13	2,521.67
Merco Group - 620 Gladys Avenue, LLC	East West Bank	Monthly	4,932.30	0.13	4,932.30
Meruelo Maddux Properties - 1919 Vineburn Street, LLC	Imperial Capital Bank	Monthly	5,012.83	0.13	5,012.83
Meruelo Maddux - 500 Mateo Street, LLC	Western Mixers Produce & Nuts, Inc.	Monthly	334.95	0.13	334.95
Meruelo Maddux - 420 Boyd Street, LLC	East West Bank	Monthly	4,951.72	0.13	4,951.72
Meruelo Maddux - 3rd & Omar Street, LLC	East West Bank	Monthly	1,848.64	0.13	1,848.64
Meruelo Maddux Properties - 2131 Humboldt Street, LLC	Vahan & Anoush Chamlian; Assigned to Wells Fargo	Monthly	4,892.47	0.13	4,892.47
Meruelo Maddux - 915-949 S. Hill Street, LLC	Imperial Capital Bank	Monthly	8,006.96	0.13	8,006.96
Merco Group - Southpark, LLC	Bank of America	Monthly	7,222.22	0.13	7,222.22
788 S. Alameda Street, LLC	California Bank & Trust	Monthly	4,371.77	0.13	4,371.77
Alameda Produce Market, LLC	Cathay Bank	Monthly	36,611.78	0.13	36,611.78
Alameda Produce Market, LLC	Cathay Bank	Monthly	8,754.62	0.13	8,754.62
Santa Fe Commerce Center	Capmark Finance, Inc.	Monthly	8,453.15	0.13	8,453.15
905 8th Street, LLC	The Stanford Group, L.P.	Monthly	1,572.58	0.13	1,572.58
2529 Santa Fe Avenue, LLC	East West Bank	Monthly	2,608.87	0.13	2,608.87

Lessor:
Meruelo Farms, LLC	Susan E. Moody, Trustee	Monthly	1,728.00	0.13	224.64

Executory Contracts / Employment Agreements*:
Meruelo Maddux Properties, Inc.	Richard Meruelo	Bi-Weekly	37,500.00	0.13	4,875.00
Meruelo Maddux Properties, Inc.	John Charles Maddux	Bi-Weekly	37,500.00	0.13	4,875.00
Meruelo Maddux Properties, Inc.	Andrew Murray	Bi-Weekly	22,916.67	0.13	2,979.17

*Currently, no Executory Contracts have been assumed or rejected. As of 3/31/09 we have not paid any compensation to Insiders.

			310,340.63	TOTAL DUE:	223,649.76

III.  TAX LIABILITIES

FOR THE REPORTING PERIOD: MARCH 28 - 31, 2009
			Gross Sales Subject to Sales Tax:	0.00
			Total Wages Paid:	0.00

		Total Post-Petition Amounts Owing	Amount Delinquent	Date Delinquent Amount Due
	Federal Withholding	0.00	0.00	N/A
	State Withholding	0.00	0.00	N/A
	FICA- Employer's Share	0.00	0.00	N/A
	FICA- Employee's Share	0.00	0.00	N/A
	Federal Unemployment	0.00	0.00	N/A
	Sales and Use	0.00	0.00	N/A
	Real Property	0.00	0.00	N/A
Other:
	TOTAL:	0.00	0.00

I. D.  SUMMARY SCHEDULE OF CASH

ENDING BALANCES FOR THE PERIOD:	3/31/09
(Provide a copy of monthly account statements for each of the below)

ENTITY	ACCOUNT NO.	AMOUNT
MMP-760 South Hill St., LLC Debtor in Possession	14591-34716	8,412.74
MMP-760 South Hill St., LLC Debtor in Possession	2237133612GXX	6,638,322.58
Meruelo Maddux Properties, LP Debtor in Possession	12352-45599	3,985.55
Merco Group - Overland Terminal, LLC Debtor in Possession	14591-61927	1,216,576.18
788 S. Alameda, LLC Debtor in Possession	2120351811	7,514.33
Alameda Produce Market, LLC Debtor in Possession	1216600	297.02
Meruelo Maddux Properties, LP Debtor in Possession	4162722	4,203.06
Meruelo Maddux 1000 E Cesar Chavez, LLC Debtor in Possession	0080307044	-
Meruelo Maddux Properties 1009 N Citrus Ave Covina LLC Debtor in Possession	0080301989	-
Merco Group 1060 N. Vignes, LLC Debtor in Possession	0080301658	-
Merco Group 1211 E Washington Blvd LLC Debtor in Possession	0080301559	-
Meruelo Maddux Properties 12385 San Fernando Road, LLC Debtor in Possession	0080301583	-
Merco Group 1308 Orchard St., LLC Debtor in Possession	0080994023	-
Merco Group 146 Front St, LLC Debtor in Possession	0080310162	-
Merco Group 1500 Griffith Ave, LLC Debtor in Possession	0080301492	-
Meruelo Maddux Properties 1919 Vineburn, LLC Debtor in Possession	0080301815	-
Merco Group 2001-2021 W Mission Blvd, LLC Debtor in Possession	0080301500	-
Merco Group 2040 Camfield Ave., LLC Debtor in Possession	0080994643	-
Meruelo Maddux Properties 2131 Humboldt Street, LLC Debtor in Possession	0080301963	-
Meruelo Maddux 230 W Ave 26, LLC Debtor in Possession	0080307051	-
Meruelo Maddux 2415 E Washington Blvd, LLC Debtor in Possession	0080306665	-
Meruelo Maddux 2415 E Washington Blvd, LLC Debtor in Possession	0080358294	-
MG-2529 Santa Fe Ave, LLC Debtor in Possession	0080994676	-
Merco Group 2640 Washington Blvd, LLC Debtor in Possession	0080302235	-
Meruelo Maddux Properties 2951 Lenwood Road, LLC Debtor in Possession	0080301518	-
Meruelo Maddux Properties 306 330 N Ave 21, LLC Debtor in Possession	0080302433	-
Merco Group 3185 E Washington Blvd, LLC Debtor in Possession	0080301724	-
Meruelo Maddux 336 W. 11th Street, LLC Debtor in Possession	0080306871	-
MM-420 Boyd St, LLC Debtor in Possession	0080994650	-
Merco Group 425 W 11th Street, LLC Debtor in Possession	0080302276	-
Merco Group 4th Street Center, LLC Debtor in Possession	0080306459	-
MMP-500 Mateo Street, LLC Debtor in Possession	0080302474	-
Meruelo Maddux Properties 5500 Flotilla Street, LLC Debtor in Possession	0080352826	-
Meruelo Maddux 555 Central Ave, LLC Debtor in Possession	0080313711	-
Merco Group 5707 S Alameda, LLC Debtor in Possession	0080301567	-
Merco Group 620 Gladys Ave, LLC Debtor in Possession	0080302383	-
Meruelo Wall Street, LLC Debtor in Possession	0080301807	-
Meruelo Wall Street, LLC Debtor in Possession	0080364953	-
Meruelo Maddux Properties 760 South Hill Street, LLC Debtor in Possession	0080302029	-
Meruelo Maddux Properties 760 South Hill Street, LLC Debtor in Possession	0080358369	-
788 South Alameda, LLC Debtor in Possession	0080992704	-
788 South Alameda, LLC Debtor in Possession	0080313703	1,516.58
Merco Group 801 E 7th St, LLC Debtor in Possession	0080301930	-
Meruelo Maddux 817-825 S. Hill St., LLC Debtor in Possession	0080310139	-
905 E. 8th Street, LLC Debtor in Possession	0080994098	-
Meruelo Maddux 915-949 Hill Street, LLC Debtor in Possession	0080306855	-
Alameda Produce Market, LLC Debtor in Possession	0080917651	1,892.48
Alameda Produce Market, LLC Debtor in Possession	0080360035	-
Alameda Produce Market, LLC Debtor in Possession	0080309826	383.33
Meruelo Baldwin Park, LLC Debtor in Possession	0080301948	-
Merco Group Ceres Street Produce, LLC Debtor in Possession	0080301542	-
Meruelo Maddux Construction, Inc. Debtor in Possession	0080313729	-
Merco Group-Little J, LLC Debtor in Possession	0080301823	-
Meruelo Maddux - Mission Boulevard, LLC Debtor in Possession	0080362437	-
Merco Group, LLC Debtor in Possession	0080919822	-
Merco Group, LLC Debtor in Possession	0080306442	-

I. D.  SUMMARY SCHEDULE OF CASH

ENDING BALANCES FOR THE PERIOD:	3/31/09
(Provide a copy of monthly account statements for each of the below)

ENTITY	ACCOUNT NO.	AMOUNT
Meruelo Farms LLC dba National Cold Storage Debtor in Possession	0080300981	-
Meruelo Farms, LLC Debtor in Possession	0080301757	317.74
Meruelo Maddux Management, LLC Debtor in Possession	0080992878	3,692.71
Meruelo Maddux Properties, LP Debtor in Possession	0080993116	1,143,810.18
Meruelo Maddux Properties, LP Debtor in Possession	610001422	-
Meruelo Maddux Properties, LP Debtor in Possession	80365190	-
Meruelo Maddux Properties, Inc Debtor in Possession	0080310212	-
Meruelo Maddus Properties, Inc Debtor in Possession	0080310204	-
Meruelo Maddux Properties Debtor in Possession	0080992670	61,542.27
Meruelo Maddux Properties Debtor in Possession	0080994106	141,986.98
Meruelo Maddux Properties Debtor in Possession	0080993181	24,538.48
Merco Group, LLC Debtor in Possession	0080360027	24,720.42
MMP-3rd & Omar Street, LLC Debtor in Possession	0080302458	-
Merco Group Overland Terminal, LLC Debtor in Possession	0080301997	-
Santa Fe Commerce Ctr, Inc. Debtor in Possession	0080994031	-
Santa Fe & Washington Market, Inc. Debtor in Possession	0080309834	-
Merco Group-South Park, LLC Debtor in Possession	0080302193	-
MMP Ventures, LLC Debtor in Possession	0080994072	-
Wall Street Market, LLC Debtor in Possession	0080301690	-
MMP-2951 Lenwood Road, LLC Construction Account Debtor in Possession	0371500324	-
Meruelo Maddux Properties LP Debtor in Possession	001-623532	6,447.43
Merco Group South Park, LLC Debtor in Possession	001624180	-
Meruelo Maddux, LP Debtor in Possession	00120190680	5,650.23
Santa Fe Commerce Center, Inc. Debtor in Possession	8606072419	2,406.83
Meruelo Wall Street, LLC Debtor in Possession	9003746	3,509.58
MG-2640 Washington Blvd, LLC Debtor in Possession	63787782	4,665.09
Meruelo Wall Street, LLC Debtor in Possession	18296574	511,992.14
Meruelo Maddux Properties, LP Debtor in Possession	153461807312	1,001,524.42
Merco Group 2001-2021 W Mission Blvd, LLC Debtor in Possession	Loan #99191	49,507.53
Alameda Produce Market, LLC Debtor in Possession	Loan #118605034	176,255.15
Santa Fe Commerce Center, Inc. Debtor in Possession	Loan #011032602	128,427.48
Santa Fe Commerce Center, Inc. Debtor in Possession	Loan #011032602	470,782.26
Meruelo Maddux - Mission Boulevard, LLC Debtor in Possession	Mission Blvd	352,000.00

	TOTAL	11,996,880.77
Note: We do not have any Petty Cash accounts

IV.  AGING OF ACCOUNTS PAYABLE AND RECEIVABLE

	*Accounts Payable	Accounts Receivable
	Post-Petition	Pre-Petition	Post-Petition
30 days or less	8,751.02	797,351.54	0.00
31 - 60 days	0.00	147,908.35	0.00
61 - 90 days	0.00	54,455.78	0.00
91 - 120 days	0.00	71,045.58	0.00
Over 120 days	0.00	150,315.60	0.00
TOTAL:	8,751.02	1,221,076.85	0.00

V.  INSURANCE COVERAGE

Waived by Ms. Maria Marquez. See Insurance Schedule previously provided.
		Name of Carrier	Amount of Coverage	Policy Expiration Date	Premium Paid Through (Date)
General Liability
Worker's Compensation
Casualty
Vehicle
Others:

VI.  UNITED STATES TRUSTEE QUARTERLY FEES
(TOTAL PAYMENTS)

Quarterly Period Ending (Date)	Total Disbursements	Quarterly Fees	Date Paid	Amount Paid	Quarterly Fees Still Owing
03/31/2009		325	05/28/2009	325	0
03/31/2009		325	04/30/2009	325	0
03/31/2009		325	04/27/2009	325	0
03/31/2009		325	04/27/2009	325	0
03/31/2009		325	04/27/2009	325	0
03/31/2009		325	04/27/2009	325	0
03/31/2009		325	04/27/2009	325	0
03/31/2009		325	04/27/2009	325	0
03/31/2009		325	04/27/2009	325	0
03/31/2009		325	04/27/2009	325	0
03/31/2009		325	04/27/2009	325	0
03/31/2009		325	04/27/2009	325	0
03/31/2009		325	04/27/2009	325	0
03/31/2009		325	04/27/2009	325	0
03/31/2009		325	04/27/2009	325	0
03/31/2009		325	04/27/2009	325	0
03/31/2009		325	04/27/2009	325	0
03/31/2009		325	04/27/2009	325	0
03/31/2009		325	04/27/2009	325	0
03/31/2009		325	04/27/2009	325	0
03/31/2009		325	04/27/2009	325	0
03/31/2009		325	04/27/2009	325	0
03/31/2009		325	04/27/2009	325	0
03/31/2009		325	04/27/2009	325	0
03/31/2009		325	04/27/2009	325	0
03/31/2009		325	04/27/2009	325	0
03/31/2009		325	04/27/2009	325	0
03/31/2009		325	04/27/2009	325	0
03/31/2009		325	04/27/2009	325	0
03/31/2009		325	04/27/2009	325	0
03/31/2009		325	04/27/2009	325	0
03/31/2009		325	04/27/2009	325	0
03/31/2009		325	04/27/2009	325	0
03/31/2009		325	04/27/2009	325	0
03/31/2009		325	04/27/2009	325	0
03/31/2009		325	04/27/2009	325	0
03/31/2009		325	04/27/2009	325	0
03/31/2009		325	04/27/2009	325	0
03/31/2009		325	04/27/2009	325	0
03/31/2009		325	04/27/2009	325	0
03/31/2009		325	04/27/2009	325	0
03/31/2009		325	04/27/2009	325	0
03/31/2009		325	04/27/2009	325	0
03/31/2009		325	04/27/2009	325	0
03/31/2009		325	04/27/2009	325	0
03/31/2009		325	04/27/2009	325	0
03/31/2009		325	04/27/2009	325	0
03/31/2009		325	04/27/2009	325	0
03/31/2009		325	04/27/2009	325	0
03/31/2009		325	04/27/2009	325	0
03/31/2009		325	04/27/2009	325	0
03/31/2009		325	04/27/2009	325	0
03/31/2009		325	04/27/2009	325	0
03/31/2009		325	04/27/2009	325	0

* Post-Petition Accounts Payable SHOULD NOT include professionals' fees and expenses which have been incurred but not yet awarded by the court. Post-Petition
Accounts Payable SHOULD include professionals' fees and expenses authorized by Court Order but which remain unpaid as of the close of the period report

VI.  UNITED STATES TRUSTEE QUARTERLY FEES
(TOTAL PAYMENTS)

Entity Name	Quarterly Period Ending (Date)	Total Disbursements	Quarterly Fees	Date Paid	Amount Paid	Quarterly Fees Still Owing

1000 Cesar Chavez LLC	March 31, 2009	-	-		-	-
1009 N Citrus Ave LLc	March 31, 2009	-	-		-	-
1060 Vignes, LLC	March 31, 2009	-	-		-	-
1211 Washington, LLC	March 31, 2009	-	-		-	-
12385 San Fernado Road, LLC	March 31, 2009	-	-		-	-
1308 Orchard Ave LLC	March 31, 2009	-	-		-	-
146 Front Street, LLC	March 31, 2009	-	-		-	-
1500 Griffith Ave, LLC	March 31, 2009	-	-		-	-
1919 Vineburn St, LLC	March 31, 2009	-	-		-	-
2001 Mission Blvd LLC	March 31, 2009	-	-		-	-
2131 Humboldt St, LLC	March 31, 2009	-	-		-	-
230 Ave 26, LLC	March 31, 2009	-	-		-	-
2415 E Washington Blvd, LLC	March 31, 2009	-	-		-	-
2529 Santa Fe Ave, LLC	March 31, 2009	-	-		-	-
2640 Washington Blvd, LLC	March 31, 2009	-	-		-	-
2951 Lenwodd Ave, LLC	March 31, 2009	-	-		-	-
306 330 N Ave 21, LLC	March 31, 2009	-	-		-	-
3185 Washington Blvd, LLC	March 31, 2009	-	-		-	-
336 W 11th St, LLC	March 31, 2009	-	-		-	-
420 Boyd St, LLC	March 31, 2009	-	-		-	-
425 W 11th St, LLc	March 31, 2009	-	-		-	-
4th Street Center, LLC	March 31, 2009	-	-		-	-
500 Mateo St, LLC	March 31, 2009	-	-		-	-
5500 Flotilla St, LLC	March 31, 2009	-	-		-	-
5707 S Alameda St, LLC	March 31, 2009	-	-		-	-
620 Gladys Ave, LLC	March 31, 2009	-	-		-	-
Meruelo Wall St, LLC	March 31, 2009	-	-		-	-
760 S Hill St, LLC	March 31, 2009	-	-		-	-
788 S Alameda St, LLC	March 31, 2009	-	-		-	-
801 E 8th St, LLC	March 31, 2009	-	-		-	-
817-825 S Hill St, LLC	March 31, 2009	-	-		-	-
905 E 8th Street, LLC	March 31, 2009	-	-		-	-
915-949 S Hill St, LLc	March 31, 2009	-	-		-	-
Alameda Produce Market, LLC	March 31, 2009	-	-		-	-
Meruelo Baldwin Park, LLC	March 31, 2009	-	-		-	-
Ceres Street Produce, LLC	March 31, 2009	-	-		-	-
Meruelo Madduz Construction, LLC	March 31, 2009	-	-		-	-
Little J, LLC	March 31, 2009	-	-		-	-
Mission Blvd, LLC	March 31, 2009	-	-		-	-
Merco Group, LLC	March 31, 2009	-	-		-	-
Meruelo Farms, LLC	March 31, 2009	-	-		-	-
National Cold Storage, LLC	March 31, 2009	-	-		-	-
Meruelo Maddux Management, LLC	March 31, 2009	-	-		-	-
555 Central Ave, LLC	March 31, 2009	-	-		-	-
Overland Terminal St, LLC	March 31, 2009	-	-		-	-
Meruelo Maddux Properties, LP	March 31, 2009	-	-		-	-
Meruelo Maddux Properties, Inc	March 31, 2009	-	-		-	-
MMP Ventures, LLC	March 31, 2009	-	-		-	-
3rd & Omar, LLC	March 31, 2009	-	-		-	-
Santa Fe Commerce Inc	March 31, 2009	-	-		-	-
Santa Fe Washington Market, LLC	March 31, 2009	-	-		-	-
Merco Group SouthPark, LLC	March 31, 2009	-	-		-	-
Wall Street Market, LLC	March 31, 2009	-	-		-	-
2040 Camfield Ave, LLC	March 31, 2009	-	-		-	-

			-		-	-

VII.  SCHEDULE OF COMPENSATION PAID TO INSIDERS

Name of Insider	Date of Order Authorizing Compensation	*Authorized Gross Compensation	Gross Compensation Paid During the Month

No Compensation disbursements made to insiders during the period

VIII.  SCHEDULE OF OTHER AMOUNTS PAID TO INSIDERS

Name of Insider	Date of Order Authorizing Compensation	Description	Amount Paid During the Month

No Other disbursements made to insiders during the period

Meruelo Maddux Properties, Inc. et. al.
Consolidated Income Statement of Debtors-In-Possession
From March 27, 2009 through March 31, 2009

	Meruelo Farms, LLC 13358 / National Cold Storage, LLC 13376	1500 Griffith Avenue, LLC 13398	2951 Lenwood Road, LLC 13383	2001-2021 West Mission Blvd, LLC 13403	Meruelo Maddux Mission Blvd, LLC 13369
REVENUE
Rental Income	5,815	(1,237)	8	(566)	-
Management Fees	-	-	-	-	-
Other Income	-	-	-	-	-
TOTAL REVENUE	5,815	(1,237)	8	(566)	-

OPERATING EXPENSES
Direct Corporate Property Management	-	-	-	-	-
Payroll - Insiders	-	-	-	-	-
Property Administration	771	115	772	4,273	73
Cleaning	-	-	-	-	-
General Building	(49)	-	-	-	-
Insurance	631	99	397	1,202	1,330
Repairs and Maintenance	1,233	-	-	-	1,345
Real Property Taxes	2,790	1,637	1,486	2,731	2,745
Security	-	-	1,571	258	1,841
Utilities	23,844	-	993	-	1,762
Depreciation and Amortization	910	1,351	1,173	-	1,945
Stock Compensation	-	-	-	-	-
General and Administrative	2,967	578	754	256	175
Misc Operating Expense
TOTAL OPERATING EXPENSES	33,097	3,781	7,147	8,720	11,216

Net Income/(Loss) from Operations	(27,283)	(5,017)	(7,139)	(9,286)	(11,216)

NON-OPERATING INCOME
Interest Income	-	-	-	-	-
Gain on Sale of Asset	-	-	-	-	-
Other
TOTAL NON-OPERATING INCOME	-	-	-	-	-

NON-OPERATING EXPENSES
Interest Expense	7,684	7,240	6,911	9,970	12,241
Legal and Professional	-	-	13	-	14
Impairment Loss on Real Estate	-	-	-	-	-
Provision (Benefit) for Income Taxes	-	-	-	-	-
Minority Interests	-	-	-	-	-
TOTAL NON-OPERATING EXPENSES	7,684	7,240	6,923	9,970	12,255

NET INCOME/(LOSS)	(34,967)	(12,258)	(14,062)	(19,256)	(23,471)

Meruelo Maddux Properties, Inc. et. al.
Consolidated Income Statement of Debtors-In-Possession
From March 27, 2009 through March 31, 2009

	760 Hill Steeet, LLC 13363	3185 Washington Blvd, LLC 13373	Wall Street Market, LLC 13377	2640 Washington Blvd, LLC 13397	1009 North Citrus Avenue 13372
REVENUE
Rental Income	10,965	12,903	-	6,159	-
Management Fees	-	-	-	-	-
Other Income	679	-	-	-	-
TOTAL REVENUE	11,644	12,903	-	6,159	-

OPERATING EXPENSES
Direct Corporate Property Management	-	-	-	-	-
Payroll - Insiders	-	-	-	-	-
Property Administration	4,308	210	9	490	32
Cleaning	1,158	-	-	-	-
General Building	1,142	-	-	77	153
Insurance	254	101	32	62	-
Repairs and Maintenance	1,345	-	-	83	-
Real Property Taxes	4,057	1,679	-	1,189	559
Security	2,042	-	-	1,931	-
Utilities	1,259	-	-	62	-
Depreciation and Amortization	15,362	2,512	-	2,058	-
Stock Compensation	-	-	-	-	-
General and Administrative	136	1,673	-	1,257	143
Misc Operating Expense
TOTAL OPERATING EXPENSES	31,063	6,175	41	7,210	887

Net Income/(Loss) from Operations	(19,419)	6,729	(41)	(1,052)	(887)

NON-OPERATING INCOME
Interest Income	285	-	-	-	-
Gain on Sale of Asset	-	-	-	-	-
Other
TOTAL NON-OPERATING INCOME	285	-	-	-	-

NON-OPERATING EXPENSES
Interest Expense	14,124	7,347	-	5,441	-
Legal and Professional	1,184	3,230	-	-	211
Impairment Loss on Real Estate	-	-	-	-	-
Provision (Benefit) for Income Taxes	-	-	-	-	-
Minority Interests	-	-	-	-	-
TOTAL NON-OPERATING EXPENSES	15,309	10,577	-	5,441	211

NET INCOME/(LOSS)	(34,443)	(3,848)	(41)	(6,492)	(1,098)

Meruelo Maddux Properties, Inc. et. al.
Consolidated Income Statement of Debtors-In-Possession
From March 27, 2009 through March 31, 2009

	146 East Front Street, LLC 13380	12385 San Fernando Road, LLC 13338	Merco Group, LLC 13406	Meruelo Baldwin Park, LLC 13386	Meruelo Wall Street, LLC 13366
REVENUE
Rental Income	-	-	14,724	490	24,343
Management Fees	-	-	-	-	-
Other Income	-	-	-	-	-
TOTAL REVENUE	-	-	14,724	490	24,343

OPERATING EXPENSES
Direct Corporate Property Management	-	-	-	-	-
Payroll - Insiders	-	-	-	-	-
Property Administration	-	32	40	13	1,986
Cleaning	-	-	-	-	565
General Building	-	-	-	-	246
Insurance	18	-	86	-	339
Repairs and Maintenance	-	-	-	-	233
Real Property Taxes	198	928	2,140	895	3,704
Security	-	-	-	-	16
Utilities	-	-	-	9	700
Depreciation and Amortization	-	-	6,194	-	3,941
Stock Compensation	-	-	-	-	-
General and Administrative	52	247	35,801	240	2,911
Misc Operating Expense
TOTAL OPERATING EXPENSES	267	1,208	44,262	1,157	14,642

Net Income/(Loss) from Operations	(267)	(1,208)	(29,538)	(667)	9,701

NON-OPERATING INCOME
Interest Income	-	-	-	-	446
Gain on Sale of Asset	-	-	-	-	-
Other
TOTAL NON-OPERATING INCOME	-	-	-	-	446

NON-OPERATING EXPENSES
Interest Expense	-	-	26,398	-	15,483
Legal and Professional	-	-	-	-	-
Impairment Loss on Real Estate	-	-	-	-	-
Provision (Benefit) for Income Taxes	-	-	-	-	-
Minority Interests	-	-	-	-	-
TOTAL NON-OPERATING EXPENSES	-	-	26,398	-	15,483

NET INCOME/(LOSS)	(267)	(1,208)	(55,936)	(667)	(5,335)

Meruelo Maddux Properties, Inc. et. al.
Consolidated Income Statement of Debtors-In-Possession
From March 27, 2009 through March 31, 2009

	5707 S. Alameda, LLC 13381	1060 N. Vignes, LLC 13374	1211 Washington Blvd, LLC 13382	4th Street Center, LLC 13399	425 West 11th Street, LLC 13400
REVENUE
Rental Income	911	-	4,379	-	1,704
Management Fees	-	-	-	-	-
Other Income	181	-	-	-	4,582
TOTAL REVENUE	1,091	-	4,379	-	6,286

OPERATING EXPENSES
Direct Corporate Property Management	-	-	-	-	-
Payroll - Insiders	-	-	-	-	-
Property Administration	299	-	809	112	-
Cleaning	-	-	19	-	-
General Building	-	-	186	-	35
Insurance	385	-	400	88	322
Repairs and Maintenance	220	-	289	16	157
Real Property Taxes	508	508	1,087	840	1,863
Security	-	-	-	-	-
Utilities	136	115	472	-	433
Depreciation and Amortization	184	-	1,489	311	-
Stock Compensation	-	-	-	-	-
General and Administrative	145	134	401	116	1,893
Misc Operating Expense
TOTAL OPERATING EXPENSES	1,875	758	5,153	1,481	4,703

Net Income/(Loss) from Operations	(784)	(758)	(774)	(1,481)	1,583

NON-OPERATING INCOME
Interest Income	-	-	-	-	-
Gain on Sale of Asset	-	-	-	-	-
Other
TOTAL NON-OPERATING INCOME	-	-	-	-	-

NON-OPERATING EXPENSES
Interest Expense	-	-	-	-	2,522
Legal and Professional	-	-	13	-	-
Impairment Loss on Real Estate	-	-	-	-	-
Provision (Benefit) for Income Taxes	-	-	-	-	-
Minority Interests	-	-	-	-	-
TOTAL NON-OPERATING EXPENSES	-	-	13	-	2,522

NET INCOME/(LOSS)	(784)	(758)	(787)	(1,481)	(939)

Meruelo Maddux Properties, Inc. et. al.
Consolidated Income Statement of Debtors-In-Possession
From March 27, 2009 through March 31, 2009

	620 Gladys Avenue, LLC 13401	801 E. 7th Street, LLC 13378	Ceres Street Produce, LLC 13385	Overland Terminal, LLC 13434	1000 E. Cesar Chavez, LLC 13393
REVENUE
Rental Income	5,574	-	-	-	626
Management Fees	-	-	-	-	-
Other Income	-	-	-	-	-
TOTAL REVENUE	5,574	-	-	-	626

OPERATING EXPENSES
Direct Corporate Property Management	-	-	-	-	-
Payroll - Insiders	-	-	-	-	-
Property Administration	183	32	214	4	191
Cleaning	-	-	-	-	-
General Building	-	-	-	-	39
Insurance	194	340	-	-	302
Repairs and Maintenance	-	-	16	-	213
Real Property Taxes	2,259	61	287	-	745
Security	-	-	-	-	-
Utilities	77	-	-	-	228
Depreciation and Amortization	820	-	-	-	492
Stock Compensation	-	-	-	-	-
General and Administrative	1,347	153	75	-	202
Misc Operating Expense
TOTAL OPERATING EXPENSES	4,881	587	591	4	2,411

Net Income/(Loss) from Operations	693	(587)	(591)	(4)	(1,785)

NON-OPERATING INCOME
Interest Income	-	-	-	67	-
Gain on Sale of Asset	-	-	-	-	-
Other
TOTAL NON-OPERATING INCOME	-	-	-	67	-

NON-OPERATING EXPENSES
Interest Expense	5,541	-	-	-	-
Legal and Professional	-	-	-	-	-
Impairment Loss on Real Estate	-	-	-	-	-
Provision (Benefit) for Income Taxes	-	-	-	-	-
Minority Interests	-	-	-	-	-
TOTAL NON-OPERATING EXPENSES	5,541	-	-	-	-

NET INCOME/(LOSS)	(4,848)	(587)	(591)	63	(1,785)

Meruelo Maddux Properties, Inc. et. al.
Consolidated Income Statement of Debtors-In-Possession
From March 27, 2009 through March 31, 2009

	230 W. Avenue 26, LLC 13389	1919 Vineburn, LLC 13364	306-330 N. Avenue 21, LLC 13370	336 W. 11th Street, LLC 13402	500 Mateo Street, LLC 13361
REVENUE
Rental Income	1,853	5,446	1,562	-	1,316
Management Fees	-	-	-	-	-
Other Income	387	-	-	-	-
TOTAL REVENUE	2,240	5,446	1,562	-	1,316

OPERATING EXPENSES
Direct Corporate Property Management	-	-	-	-	-
Payroll - Insiders	-	-	-	-	-
Property Administration	273	73	268	32	45
Cleaning	-	-	-	-	-
General Building	-	-	187	-	-
Insurance	352	156	612	-	21
Repairs and Maintenance	68	-	226	-	116
Real Property Taxes	756	1,207	495	1,123	344
Security	-	-	33	2,719	-
Utilities	299	-	1,269	-	-
Depreciation and Amortization	686	1,001	255	-	146
Stock Compensation	-	-	-	-	-
General and Administrative	334	681	154	292	90
Misc Operating Expense
TOTAL OPERATING EXPENSES	2,768	3,118	3,499	4,167	762

Net Income/(Loss) from Operations	(528)	2,328	(1,937)	(4,167)	554

NON-OPERATING INCOME
Interest Income	-	-	-	-	-
Gain on Sale of Asset	-	-	-	-	-
Other
TOTAL NON-OPERATING INCOME	-	-	-	-	-

NON-OPERATING EXPENSES
Interest Expense	-	5,309	-	-	335
Legal and Professional	-	-	-	-	-
Impairment Loss on Real Estate	-	-	-	-	330,000
Provision (Benefit) for Income Taxes	-	-	-	-	-
Minority Interests	-	-	-	-	-
TOTAL NON-OPERATING EXPENSES	-	5,309	-	-	330,335

NET INCOME/(LOSS)	(528)	(2,980)	(1,937)	(4,167)	(329,781)

Meruelo Maddux Properties, Inc. et. al.
Consolidated Income Statement of Debtors-In-Possession
From March 27, 2009 through March 31, 2009

	420 Boyd Street, LLC 13360	3rd & Omar Street, LLC 13359	2131 Humboldt Street, LLC 13371	2415 E. Washington Blvd, LLC 13365	915-949 Hill Street, LLC 13362
REVENUE
Rental Income	4,932	1,291	2,194	-	3,871
Management Fees	-	-	-	-	-
Other Income	-	-	-	317	48
TOTAL REVENUE	4,932	1,291	2,194	317	3,919

OPERATING EXPENSES
Direct Corporate Property Management	-	-	-	-	-
Payroll - Insiders	-	-	-	-	-
Property Administration	561	252	168	32	32
Cleaning	209	-	-	-	-
General Building	96	11	-	-	-
Insurance	-	119	46	226	-
Repairs and Maintenance	129	167	152	-	-
Real Property Taxes	1,347	707	2,121	266	2,692
Security	-	-	-	-	-
Utilities	1,920	28	436	-	-
Depreciation and Amortization	506	108	-	-	-
Stock Compensation	-	-	-	-	-
General and Administrative	1,337	185	564	84	323
Misc Operating Expense
TOTAL OPERATING EXPENSES	6,104	1,577	3,488	608	3,047

Net Income/(Loss) from Operations	(1,172)	(286)	(1,295)	(291)	873

NON-OPERATING INCOME
Interest Income	1	-	-	-	-
Gain on Sale of Asset	-	-	-	-	-
Other
TOTAL NON-OPERATING INCOME	1	-	-	-	-

NON-OPERATING EXPENSES
Interest Expense	4,986	1,885	4,892	-	8,007
Legal and Professional	-	-	-	-	-
Impairment Loss on Real Estate	-	-	-	-	-
Provision (Benefit) for Income Taxes	-	-	-	-	-
Minority Interests	-	-	-	-	-
TOTAL NON-OPERATING EXPENSES	4,986	1,885	4,892	-	8,007

NET INCOME/(LOSS)	(6,157)	(2,171)	(6,187)	(291)	(7,134)

Meruelo Maddux Properties, Inc. et. al.
Consolidated Income Statement of Debtors-In-Possession
From March 27, 2009 through March 31, 2009

	South Park, LLC 13407	Little J, LLC 13405	817-825 S. Hill Street, LLC 13391	788 South Alameda, LLC 13395	Alameda Square 13394
REVENUE
Rental Income	5,871	10,620	710	9,727	38,163
Management Fees	-	-	-	-	-
Other Income	-	-	97	323	-
TOTAL REVENUE	5,871	10,620	806	10,050	38,163

OPERATING EXPENSES
Direct Corporate Property Management	-	-	-	-	-
Payroll - Insiders	-	-	-	-	-
Property Administration	-	81	32	620	721
Cleaning	-	-	-	289	1,032
General Building	25	-	-	(1)	1,571
Insurance	25	40	-	143	-
Repairs and Maintenance	-	-	-	1	1,701
Real Property Taxes	4,985	742	1,824	832	4,515
Security	86	-	-	1,931	1,891
Utilities	261	-	110	260	11,708
Depreciation and Amortization	-	1,942	-	2,208	5,253
Stock Compensation	-	-	-	-	-
General and Administrative	7,649	397	7	1,354	2
Misc Operating Expense
TOTAL OPERATING EXPENSES	13,032	3,202	1,972	7,637	28,394

Net Income/(Loss) from Operations	(7,161)	7,418	(1,166)	2,412	9,769

NON-OPERATING INCOME
Interest Income	-	-	-	-	-
Gain on Sale of Asset	-	-	-	-	-
Other
TOTAL NON-OPERATING INCOME	-	-	-	-	-

NON-OPERATING EXPENSES
Interest Expense	7,222	(968)	-	4,549	-
Legal and Professional	-	-	-	32	-
Impairment Loss on Real Estate	-	-	-	-	-
Provision (Benefit) for Income Taxes	-	-	-	-	-
Minority Interests	-	-	-	-	-
TOTAL NON-OPERATING EXPENSES	7,222	(968)	-	4,581	-

NET INCOME/(LOSS)	(14,383)	8,386	(1,166)	(2,169)	9,769

Meruelo Maddux Properties, Inc. et. al.
Consolidated Income Statement of Debtors-In-Possession
From March 27, 2009 through March 31, 2009

	Seventh Street Produce Market 13394	Santa Fe Commerce Center, Inc. 13368	Santa Fe & Washington Market, LLC 13379	905 8th Street, LLC 13396	1308 S. Orchard, LLC 13384
REVENUE
Rental Income	36,435	16,211	5,347	1,003	-
Management Fees	-	-	-	-	-
Other Income	2,032	-	28	-	-
TOTAL REVENUE	38,468	16,211	5,375	1,003	-

OPERATING EXPENSES
Direct Corporate Property Management	-	-	-	-	-
Payroll - Insiders	-	-	-	-	-
Property Administration	2,678	264	362	159	32
Cleaning	2,162	-	2	-	-
General Building	4,764	-	244	-	-
Insurance	5,424	712	818	234	-
Repairs and Maintenance	4,560	153	519	-	-
Real Property Taxes	3,200	1,738	588	491	125
Security	6,133	-	17	-	-
Utilities	25,231	279	278	80	-
Depreciation and Amortization	6,398	2,770	1,084	1,006	-
Stock Compensation	-	-	-	-	-
General and Administrative	2,545	7,556	498	244	88
Misc Operating Expense
TOTAL OPERATING EXPENSES	63,096	13,473	4,409	2,214	245

Net Income/(Loss) from Operations	(24,628)	2,737	966	(1,211)	(245)

NON-OPERATING INCOME
Interest Income	-	73	-	-	-
Gain on Sale of Asset	-	-	-	-	-
Other
TOTAL NON-OPERATING INCOME	-	73	-	-	-

NON-OPERATING EXPENSES
Interest Expense	45,213	8,703	-	1,573	-
Legal and Professional	-	126	361	-	-
Impairment Loss on Real Estate	-	-	-	-	-
Provision (Benefit) for Income Taxes	-	-	-	-	-
Minority Interests	-	-	-	-	-
TOTAL NON-OPERATING EXPENSES	45,213	8,829	361	1,573	-

NET INCOME/(LOSS)	(69,841)	(6,019)	605	(2,783)	(245)

Meruelo Maddux Properties, Inc. et. al.
Consolidated Income Statement of Debtors-In-Possession
From March 27, 2009 through March 31, 2009

	Meruelo Maddux Construction, Inc. 13388	555 Central Avenue, LLC 13439	MMP Ventures, LLC 13392	Meruelo Maddux Properties, L.P. 13387	Meruelo Maddux Management, LLC 13390	2529 Santa Fe Avenue, LLC 13404
REVENUE
Rental Income	-	-	-	-	-	2,681
Management Fees	-	-	-	581	5,561	-
Other Income	-	-	-	(6)	-	-
TOTAL REVENUE	-	-	-	574	5,561	2,681

OPERATING EXPENSES
Direct Corporate Property Management	-	-	-	-	-	-
Payroll - Insiders	-	-	-	-	-	-
Property Administration	(3)	-	58	52	32	154
Cleaning	-	-	-	207	-	-
General Building	-	-	-	71	-	-
Insurance	-	-	-	(5,081)	2,402	32
Repairs and Maintenance	-	-	-	-	-	75
Real Property Taxes	-	-	-	-	-	725
Security	-	-	-	222	(3,480)	1,290
Utilities	-	-	-	-	-	102
Depreciation and Amortization	-	-	-	3,956	-	752
Stock Compensation	-	-	-	11,175	-	-
General and Administrative	260	-	(2)	7,076	18,515	753
Misc Operating Expense
TOTAL OPERATING EXPENSES	257	-	56	17,679	17,469	3,883

Net Income/(Loss) from Operations	(257)	-	(56)	(17,105)	(11,908)	(1,202)

NON-OPERATING INCOME
Interest Income	-	-	-	258	-	-
Gain on Sale of Asset	-	-	-	-	-	-
Other
TOTAL NON-OPERATING INCOME	-	-	-	258	-	-

NON-OPERATING EXPENSES
Interest Expense	-	-	-	-	-	2,609
Legal and Professional	-	-	-	63,131	-	-
Impairment Loss on Real Estate	-	-	-	-	-	-
Provision (Benefit) for Income Taxes	-	-	-	-	-	-
Minority Interests	-	-	-	-	-	-
TOTAL NON-OPERATING EXPENSES	-	-	-	63,131	-	2,609

NET INCOME/(LOSS)	(257)	-	(56)	(79,978)	(11,908)	(3,811)

Meruelo Maddux Properties, Inc. et. al.
Consolidated Income Statement of Debtors-In-Possession
From March 27, 2009 through March 31, 2009

	2040 Camfield Avenue, LLC 13375	Meruelo Maddux - 5500 Flotilla Street, LLC 13367	Meruelo Maddux Properties, Inc. 13356	Sub-Total Debtor Entities	Eliminations	Consolidated Debtor Entities
REVENUE
Rental Income	-	-	-	236,030	(4,027)	232,003
Management Fees	-	-	-	6,142	(5,561)	581
Other Income	-	-	-	8,668		8,668
TOTAL REVENUE	-	-	-	250,840	(9,588)	241,252

OPERATING EXPENSES
Direct Corporate Property Management	-	-	-	-		-
Payroll - Insiders	-	-	-	-		-
Property Administration	46	32	-	22,027	(5,561)	16,466
Cleaning	-	-	-	5,644		5,644
General Building	-	-	-	8,797		8,797
Insurance	-	-	10,169	23,030		23,030
Repairs and Maintenance	-	-	-	13,016		13,016
Real Property Taxes	629	73	-	66,421		66,421
Security	-	-	-	18,504		18,504
Utilities	-	-	-	72,352		72,352
Depreciation and Amortization	-	-	-	66,812		66,812
Stock Compensation	-	-	10,349	21,524	(4,027)	17,497
General and Administrative	160	16	35,483	138,305		138,305
Misc Operating Expense				-		-
TOTAL OPERATING EXPENSES	834	122	56,001	456,433	(9,588)	446,845

Net Income/(Loss) from Operations	(834)	(122)	(56,001)	(205,594)	-	(205,594)

NON-OPERATING INCOME
Interest Income	-	-	17	1,147		1,147
Gain on Sale of Asset	-	-	-	-		-
Other				-		-
TOTAL NON-OPERATING INCOME	-	-	17	1,147	-	1,147

NON-OPERATING EXPENSES
Interest Expense	-	-	-	215,217		215,217
Legal and Professional	-	-	-	68,314		68,314
Impairment Loss on Real Estate	-	-	-	330,000		330,000
Provision (Benefit) for Income Taxes	-	-	-	-		-
Minority Interests	-	-	-	-	(3,200)	(3,200)
TOTAL NON-OPERATING EXPENSES	-	-	-	613,531	(3,200)	610,331

NET INCOME/(LOSS)	(834)	(122)	(55,984)	(817,977)	3,200	(814,777)

Meruelo Maddux Properties, Inc. et. al.
Consolidated Income Statement of Debtors-In-Possession
From March 27, 2009 through March 31, 2009

	Debtor Entities	Non-Debtor Entities	Eliminations	Meruelo Maddux Properties, Inc.
REVENUE
Rental Income	236,030	12,547	(4,027)	244,550
Management Fees	6,142	-	(5,561)	581
Other Income	8,668	2,129	-	10,797
TOTAL REVENUE	250,840	14,676	(9,588)	255,928

OPERATING EXPENSES
Direct Corporate Property Management	-	-	-	-
Payroll - Insiders	-	-	-	-
Property Administration	22,027	(216)	(5,561)	16,250
Cleaning	5,644	-	-	5,644
General Building	8,797	-	-	8,797
Insurance	23,030	26	-	23,057
Repairs and Maintenance	13,016	-	-	13,016
Real Property Taxes	66,421	818	-	67,239
Security	18,504	-	-	18,504
Utilities	72,352	94	-	72,446
Depreciation and Amortization	66,812	-	-	66,812
Stock Compensation	21,524	-	(4,027)	17,497
General and Administrative	138,305	(909)	-	137,396
Misc Operating Expense	-	-	-	-
TOTAL OPERATING EXPENSES	456,433	(188)	(9,588)	446,657

Net Income/(Loss) from Operations	(205,594)	14,864	-	(190,730)

NON-OPERATING INCOME
Interest Income	1,147	6,520	-	7,667
Gain on Sale of Asset	-	-	-	-
Other	-	-	-	-
TOTAL NON-OPERATING INCOME	1,147	6,520	-	7,667

NON-OPERATING EXPENSES
Interest Expense	215,217	(276)	-	214,941
Legal and Professional	68,314	3,809	-	72,123
Impairment Loss on Real Estate	330,000	-	-	330,000
Provision (Benefit) for Income Taxes	-	-	-	-
Minority Interests	-	-	(3,200)	(3,200)
TOTAL NON-OPERATING EXPENSES	613,531	3,533	(3,200)	613,864

NET INCOME/(LOSS)	(817,977)	17,851	3,200	(796,926)

Meruelo Maddux Properties, Inc. et. al.
Consolidated Balance Sheet of Debtors-In-Possession
As of March 31, 2009

	Meruelo Farms, LLC 13358 / National Cold Storage, LLC 13376	1500 Griffith Avenue, LLC 13398	2951 Lenwood Road, LLC 13383	2001-2021 West Mission Blvd, LLC 13403	Meruelo Maddux Mission Blvd, LLC 13369
ASSETS
CURRENT ASSETS
Unrestricted Cash	16,573	-	(78)	-	(5,024)
Restricted Cash	-	-	-	49,508	352,000
Accounts Receivable	(63,317)	(47,873)	-	(8,500)	-
Notes Receivable	-	-	-	-	-
Prepaid Expenses	(48)	-	-	52,607	-
TOTAL CURRENT ASSETS	(46,792)	(47,873)	(78)	93,614	346,976

Investment in Real Estate	23,942,803	11,758,720	6,239,676	17,778,230	19,958,166
Accumulated Depreciation	(577,373)	(513,186)	(284,941)	-	(2,034,608)
Net Investment in Real Estate	23,365,430	11,245,534	5,954,735	17,778,230	17,923,558

Other Assets (Net of Amoritization)
Due to Affiliates, Net	(9,138,503)	(5,509,367)	(6,789,288)	(12,995,062)	(20,061,397)
Due from Insiders
Other Assets	75,307	20,919	5,995	-	199,593
TOTAL OTHER ASSETS	(9,063,196)	(5,488,448)	(6,783,293)	(12,995,062)	(19,861,803)
TOTAL ASSETS	14,255,441	5,709,214	(828,636)	4,876,781	(1,591,270)

LIABILITIES
Post-Petition Liabilities
Accounts Payable	38,838	65,396	6,911	9,970	12,106
Taxes Payable	3,131	1,637	1,714	587	2,745
Notes Payable
Professional Fees
Secured Debt
Other	-	-	-	-	-
TOTAL Post-Petition Liabilities	41,969	67,032	8,625	10,557	14,851
Pre-Petition Liabilities
Secured Liabilities	10,328,349	9,396,500	15,163,068	8,462,940	8,800,000
Priority Liabilities
Unsecured Liabilities	564,168	250,032	298,180	274,915	152,431
Other
TOTAL Pre-Petition Liabilities	10,892,517	9,646,532	15,461,248	8,737,855	8,952,431
TOTAL LIABILITIES	10,934,486	9,713,565	15,469,873	8,748,411	8,967,282
MINORITY INTEREST	-	-	-	-	-

STOCKHOLDERS' EQUITY
Pre-Petition Stockholders' Equity	3,355,922	(3,992,093)	(16,284,448)	(3,852,374)	(10,535,081)
Post-Petition Profit/(Loss)	(34,967)	(12,258)	(14,062)	(19,256)	(23,471)
Direct Charges to Equity
TOTAL STOCKHOLDERS' EQUITY	3,320,955	(4,004,351)	(16,298,510)	(3,871,630)	(10,558,551)
TOTAL LIABILITIES & STOCKHOLDERS' EQUITY	14,255,441	5,709,214	(828,636)	4,876,781	(1,591,270)

Meruelo Maddux Properties, Inc. et. al.
Consolidated Balance Sheet of Debtors-In-Possession
As of March 31, 2009

	760 Hill Steeet, LLC 13363	3185 Washington Blvd, LLC 13373	Wall Street Market, LLC 13377	2640 Washington Blvd, LLC 13397	1009 North Citrus Avenue 13372
ASSETS
CURRENT ASSETS
Unrestricted Cash	(70)	-	(20)	4,139	-
Restricted Cash	6,638,323	-	-	-	-
Accounts Receivable	30,624	100,000	-	18,427	-
Notes Receivable	-	-	-	-	-
Prepaid Expenses	-	-	-	-	-
TOTAL CURRENT ASSETS	6,668,877	100,000	(20)	22,566	-

Investment in Real Estate	26,439,397	12,270,735	-	9,585,953	6,980,288
Accumulated Depreciation	(1,260,509)	(681,342)	-	(364,523)	-
Net Investment in Real Estate	25,178,888	11,589,393	-	9,221,430	6,980,288

Other Assets (Net of Amoritization)
Due to Affiliates, Net	(25,643,339)	(1,936,813)	(3,536,086)	(3,920,800)	(6,630,774)
Due from Insiders
Other Assets	8,294	-	-	38,071	-
TOTAL OTHER ASSETS	(25,635,045)	(1,936,813)	(3,536,086)	(3,882,728)	(6,630,774)
TOTAL ASSETS	6,212,720	9,752,580	(3,536,106)	5,361,267	349,514

LIABILITIES
Post-Petition Liabilities
Accounts Payable	103,368	257,347	-	76,777	(157)
Taxes Payable	4,057	1,679	-	1,502	702
Notes Payable
Professional Fees
Secured Debt
Other	-	-	-	-	-
TOTAL Post-Petition Liabilities	107,424	259,026	-	78,279	545
Pre-Petition Liabilities
Secured Liabilities	28,108,094	9,541,565	-	6,066,073	-
Priority Liabilities
Unsecured Liabilities	674,845	323,625	62,717	298,482	88,058
Other
TOTAL Pre-Petition Liabilities	28,782,939	9,865,189	62,717	6,364,554	88,058
TOTAL LIABILITIES	28,890,363	10,124,215	62,717	6,442,834	88,603
MINORITY INTEREST	-	-	-	-	-

STOCKHOLDERS' EQUITY
Pre-Petition Stockholders' Equity	(22,643,201)	(367,787)	(3,598,783)	(1,075,074)	262,010
Post-Petition Profit/(Loss)	(34,443)	(3,848)	(41)	(6,492)	(1,098)
Direct Charges to Equity
TOTAL STOCKHOLDERS' EQUITY	(22,677,644)	(371,635)	(3,598,824)	(1,081,566)	260,912
TOTAL LIABILITIES & STOCKHOLDERS' EQUITY	6,212,720	9,752,580	(3,536,106)	5,361,267	349,514

Meruelo Maddux Properties, Inc. et. al.
Consolidated Balance Sheet of Debtors-In-Possession
As of March 31, 2009

	146 East Front Street, LLC 13380	12385 San Fernando Road, LLC 13338	Merco Group, LLC 13406	Meruelo Baldwin Park, LLC 13386	Meruelo Wall Street, LLC 13366
ASSETS
CURRENT ASSETS
Unrestricted Cash	-	-	-	-	2,103
Restricted Cash	-	-	-	-	511,992
Accounts Receivable	-	-	-	-	47,850
Notes Receivable	-	-	-	-	-
Prepaid Expenses	-	-	-	-	2,868
TOTAL CURRENT ASSETS	-	-	-	-	564,812

Investment in Real Estate	996,425	10,000,000	57,523,203	8,627,871	31,818,501
Accumulated Depreciation	-	-	(882,404)	-	(1,878,859)
Net Investment in Real Estate	996,425	10,000,000	56,640,799	8,627,871	29,939,641

Other Assets (Net of Amoritization)
Due to Affiliates, Net	(2,243,787)	(8,997,401)	(16,604,526)	(8,847,699)	(3,133,131)
Due from Insiders
Other Assets	-	-	463,520	-	100,534
TOTAL OTHER ASSETS	(2,243,787)	(8,997,401)	(16,141,006)	(8,847,699)	(3,032,597)
TOTAL ASSETS	(1,247,362)	1,002,599	40,499,793	(219,827)	27,471,856

LIABILITIES
Post-Petition Liabilities
Accounts Payable	-	-	138,770	7,600	341,036
Taxes Payable	250	1,175	2,697	1,136	3,719
Notes Payable
Professional Fees
Secured Debt
Other	144,450	-	-	-	-
TOTAL Post-Petition Liabilities	144,700	1,175	141,467	8,736	344,755
Pre-Petition Liabilities
Secured Liabilities	-	-	25,108,209	-	20,850,859
Priority Liabilities
Unsecured Liabilities	25,494	120,723	1,195,496	116,647	645,706
Other
TOTAL Pre-Petition Liabilities	25,494	120,723	26,303,705	116,647	21,496,565
TOTAL LIABILITIES	170,194	121,898	26,445,172	125,383	21,841,319
MINORITY INTEREST	-	-	-	-	-

STOCKHOLDERS' EQUITY
Pre-Petition Stockholders' Equity	(1,417,289)	881,908	14,110,557	(344,543)	5,635,872
Post-Petition Profit/(Loss)	(267)	(1,208)	(55,936)	(667)	(5,335)
Direct Charges to Equity
TOTAL STOCKHOLDERS' EQUITY	(1,417,556)	880,701	14,054,621	(345,210)	5,630,537
TOTAL LIABILITIES & STOCKHOLDERS' EQUITY	(1,247,362)	1,002,599	40,499,793	(219,827)	27,471,856

Meruelo Maddux Properties, Inc. et. al.
Consolidated Balance Sheet of Debtors-In-Possession
As of March 31, 2009

	5707 S. Alameda, LLC 13381	1060 N. Vignes, LLC 13374	1211 Washington Blvd, LLC 13382	4th Street Center, LLC 13399	425 West 11th Street, LLC 13400
ASSETS
CURRENT ASSETS
Unrestricted Cash	(4,698)	(204)	(2,025)	(124)	(1,580)
Restricted Cash	-	-	-	-	-
Accounts Receivable	6,589	-	19,757	-	1,253
Notes Receivable	-	-	-	-	-
Prepaid Expenses	-	-	-	-	-
TOTAL CURRENT ASSETS	1,891	(204)	17,732	(124)	(327)

Investment in Real Estate	4,465,638	10,294,689	7,467,980	7,148,176	18,720,310
Accumulated Depreciation	(69,919)	-	(507,588)	(43,333)	-
Net Investment in Real Estate	4,395,719	10,294,689	6,960,393	7,104,843	18,720,310

Other Assets (Net of Amoritization)
Due to Affiliates, Net	(4,859,886)	(6,549,824)	(9,122,302)	(6,823,375)	(11,737,094)
Due from Insiders
Other Assets	800	-	151,300	-	-
TOTAL OTHER ASSETS	(4,859,086)	(6,549,824)	(8,971,002)	(6,823,375)	(11,737,094)
TOTAL ASSETS	(461,476)	3,744,661	(1,992,878)	281,345	6,982,890

LIABILITIES
Post-Petition Liabilities
Accounts Payable	7,093	-	68,147	-	6,033
Taxes Payable	630	641	1,370	840	2,355
Notes Payable
Professional Fees
Secured Debt
Other	-	-	-	-	-
TOTAL Post-Petition Liabilities	7,724	641	69,517	840	8,388
Pre-Petition Liabilities
Secured Liabilities	-	-	-	-	5,340,000
Priority Liabilities
Unsecured Liabilities	70,547	66,170	184,823	79,770	301,597
Other
TOTAL Pre-Petition Liabilities	70,547	66,170	184,823	79,770	5,641,597
TOTAL LIABILITIES	78,271	66,812	254,340	80,610	5,649,985
MINORITY INTEREST	-	-	-	-	-

STOCKHOLDERS' EQUITY
Pre-Petition Stockholders' Equity	(538,962)	3,678,607	(2,246,431)	202,216	1,333,843
Post-Petition Profit/(Loss)	(784)	(758)	(787)	(1,481)	(939)
Direct Charges to Equity
TOTAL STOCKHOLDERS' EQUITY	(539,747)	3,677,849	(2,247,217)	200,735	1,332,905
TOTAL LIABILITIES & STOCKHOLDERS' EQUITY	(461,476)	3,744,661	(1,992,878)	281,345	6,982,890

Meruelo Maddux Properties, Inc. et. al.
Consolidated Balance Sheet of Debtors-In-Possession
As of March 31, 2009

	620 Gladys Avenue, LLC 13401	801 E. 7th Street, LLC 13378	Ceres Street Produce, LLC 13385	Overland Terminal, LLC 13434	1000 E. Cesar Chavez, LLC 13393
ASSETS
CURRENT ASSETS
Unrestricted Cash	-	-	-	1,216,576	850
Restricted Cash	-	-	-	-	-
Accounts Receivable	15,263	-	-	-	700
Notes Receivable	-	-	-	-	-
Prepaid Expenses	-	-	-	-	-
TOTAL CURRENT ASSETS	15,263	-	-	1,216,576	1,550

Investment in Real Estate	13,730,700	404,559	2,286,717	-	6,350,376
Accumulated Depreciation	(478,987)	-	-	-	(160,188)
Net Investment in Real Estate	13,251,712	404,559	2,286,717	-	6,190,188

Other Assets (Net of Amoritization)
Due to Affiliates, Net	(9,788,629)	(208,764)	(2,772,264)	(1,093,202)	(6,806,515)
Due from Insiders
Other Assets	54,470	-	-	-	200
TOTAL OTHER ASSETS	(9,734,159)	(208,764)	(2,772,264)	(1,093,202)	(6,806,315)
TOTAL ASSETS	3,532,816	195,795	(485,547)	123,374	(614,577)

LIABILITIES
Post-Petition Liabilities
Accounts Payable	22,232	-	-	-	9,950
Taxes Payable	2,852	78	362	-	939
Notes Payable
Professional Fees
Secured Debt
Other	-	-	-	-	-
TOTAL Post-Petition Liabilities	25,085	78	362	-	10,889
Pre-Petition Liabilities
Secured Liabilities	5,380,688	-	-	-	-
Priority Liabilities
Unsecured Liabilities	404,093	9,367	38,677	80,493	102,910
Other
TOTAL Pre-Petition Liabilities	5,784,781	9,367	38,677	80,493	102,910
TOTAL LIABILITIES	5,809,865	9,445	39,039	80,493	113,799
MINORITY INTEREST	-	-	-	-	-

STOCKHOLDERS' EQUITY
Pre-Petition Stockholders' Equity	(2,272,201)	186,938	(523,994)	42,818	(726,591)
Post-Petition Profit/(Loss)	(4,848)	(587)	(591)	63	(1,785)
Direct Charges to Equity
TOTAL STOCKHOLDERS' EQUITY	(2,277,049)	186,350	(524,585)	42,881	(728,376)
TOTAL LIABILITIES & STOCKHOLDERS' EQUITY	3,532,816	195,795	(485,547)	123,374	(614,577)

Meruelo Maddux Properties, Inc. et. al.
Consolidated Balance Sheet of Debtors-In-Possession
As of March 31, 2009

	230 W. Avenue 26, LLC 13389	1919 Vineburn, LLC 13364	306-330 N. Avenue 21, LLC 13370	336 W. 11th Street, LLC 13402	500 Mateo Street, LLC 13361
ASSETS
CURRENT ASSETS
Unrestricted Cash	(16,879)	-	(1,243)	-	(900)
Restricted Cash	-	-	-	-	-
Accounts Receivable	16,838	-	3,117	-	-
Notes Receivable	-	-	-	-	-
Prepaid Expenses	-	10,861	-	-	-
TOTAL CURRENT ASSETS	(42)	10,861	1,874	-	(900)

Investment in Real Estate	6,739,107	7,765,643	2,649,022	14,954,579	1,927,180
Accumulated Depreciation	(202,898)	(302,676)	(212,837)	-	(42,975)
Net Investment in Real Estate	6,536,209	7,462,967	2,436,185	14,954,579	1,884,206

Other Assets (Net of Amoritization)
Due to Affiliates, Net	(6,414,500)	(3,035,648)	(3,567,989)	(10,544,921)	(1,968,955)
Due from Insiders
Other Assets	-	6,875	10,575	-	-
TOTAL OTHER ASSETS	(6,414,500)	(3,028,773)	(3,557,414)	(10,544,921)	(1,968,955)
TOTAL ASSETS	121,667	4,445,054	(1,119,355)	4,409,658	(85,649)

LIABILITIES
Post-Petition Liabilities
Accounts Payable	19,949	47,223	17,739	1,384	10,535
Taxes Payable	911	1,207	624	1,415	433
Notes Payable
Professional Fees
Secured Debt
Other	-	-	-	-	-
TOTAL Post-Petition Liabilities	20,860	48,430	18,363	2,799	10,968
Pre-Petition Liabilities
Secured Liabilities	-	5,468,543	-	-	445,000
Priority Liabilities
Unsecured Liabilities	96,692	244,466	79,835	174,975	51,902
Other
TOTAL Pre-Petition Liabilities	96,692	5,713,010	79,835	174,975	496,902
TOTAL LIABILITIES	117,553	5,761,439	98,198	177,774	507,871
MINORITY INTEREST	-	-	-	-	-

STOCKHOLDERS' EQUITY
Pre-Petition Stockholders' Equity	4,643	(1,313,405)	(1,215,616)	4,236,050	(263,739)
Post-Petition Profit/(Loss)	(528)	(2,980)	(1,937)	(4,167)	(329,781)
Direct Charges to Equity
TOTAL STOCKHOLDERS' EQUITY	4,115	(1,316,385)	(1,217,553)	4,231,884	(593,520)
TOTAL LIABILITIES & STOCKHOLDERS' EQUITY	121,667	4,445,054	(1,119,355)	4,409,658	(85,649)

Meruelo Maddux Properties, Inc. et. al.
Consolidated Balance Sheet of Debtors-In-Possession
As of March 31, 2009

	420 Boyd Street, LLC 13360	3rd & Omar Street, LLC 13359	2131 Humboldt Street, LLC 13371	2415 E. Washington Blvd, LLC 13365	915-949 Hill Street, LLC 13362
ASSETS
CURRENT ASSETS
Unrestricted Cash	(4,478)	1,653	4,879	-	-
Restricted Cash	-	-	-	-	-
Accounts Receivable	26,956	9,200	18,000	1,460	30,319
Notes Receivable	-	-	-	-	-
Prepaid Expenses	7,454	-	-	-	-
TOTAL CURRENT ASSETS	29,932	10,853	22,879	1,460	30,319

Investment in Real Estate	8,600,457	4,728,793	15,050,772	2,077,298	31,462,871
Accumulated Depreciation	(317,602)	(35,900)	-	-	-
Net Investment in Real Estate	8,282,856	4,692,893	15,050,772	2,077,298	31,462,871

Other Assets (Net of Amoritization)
Due to Affiliates, Net	(2,607,940)	(3,416,741)	(13,680,208)	(2,220,879)	(17,716,678)
Due from Insiders
Other Assets	24,852	4,837	-	-	-
TOTAL OTHER ASSETS	(2,583,088)	(3,411,904)	(13,680,208)	(2,220,879)	(17,716,678)
TOTAL ASSETS	5,729,700	1,291,843	1,393,443	(142,121)	13,776,513

LIABILITIES
Post-Petition Liabilities
Accounts Payable	39,612	19,079	28,392	-	8,007
Taxes Payable	1,881	892	2,676	350	2,692
Notes Payable
Professional Fees
Secured Debt
Other	-	-	-	-	-
TOTAL Post-Petition Liabilities	41,494	19,971	31,068	350	10,699
Pre-Petition Liabilities
Secured Liabilities	5,950,000	2,559,658	7,000,000	-	9,063,875
Priority Liabilities
Unsecured Liabilities	336,437	97,677	394,381	38,254	260,422
Other
TOTAL Pre-Petition Liabilities	6,286,437	2,657,335	7,394,381	38,254	9,324,297
TOTAL LIABILITIES	6,327,931	2,677,306	7,425,449	38,604	9,334,996
MINORITY INTEREST	-	-	-	-	-

STOCKHOLDERS' EQUITY
Pre-Petition Stockholders' Equity	(592,074)	(1,383,292)	(6,025,819)	(180,434)	4,448,651
Post-Petition Profit/(Loss)	(6,157)	(2,171)	(6,187)	(291)	(7,134)
Direct Charges to Equity
TOTAL STOCKHOLDERS' EQUITY	(598,230)	(1,385,463)	(6,032,006)	(180,725)	4,441,517
TOTAL LIABILITIES & STOCKHOLDERS' EQUITY	5,729,700	1,291,843	1,393,443	(142,121)	13,776,513

Meruelo Maddux Properties, Inc. et. al.
Consolidated Balance Sheet of Debtors-In-Possession
As of March 31, 2009

	South Park, LLC 13407	Little J, LLC 13405	817-825 S. Hill Street, LLC 13391	788 South Alameda, LLC 13395	Alameda Square 13394
ASSETS
CURRENT ASSETS
Unrestricted Cash	14,253	-	(665)	(470)	(6,436)
Restricted Cash	-	-	-	-	-
Accounts Receivable	14,500	25,604	29,500	92,438	23,680
Notes Receivable	-	-	-	-	-
Prepaid Expenses	-	-	-	-	-
TOTAL CURRENT ASSETS	28,753	25,604	28,835	91,968	17,244

Investment in Real Estate	69,661,764	8,781,944	18,315,277	8,852,455	24,383,410
Accumulated Depreciation	-	(865,640)	-	(485,260)	(5,785,587)
Net Investment in Real Estate	69,661,764	7,916,305	18,315,277	8,367,196	18,597,824

Other Assets (Net of Amoritization)
Due to Affiliates, Net	(37,918,124)	(8,299,295)	(16,377,573)	(1,485,597)	(18,672,466)
Due from Insiders
Other Assets	-	1,350	-	93,294	2,344
TOTAL OTHER ASSETS	(37,918,124)	(8,297,945)	(16,377,573)	(1,392,303)	(18,670,123)
TOTAL ASSETS	31,772,394	(356,036)	1,966,539	7,066,861	(55,055)

LIABILITIES
Post-Petition Liabilities
Accounts Payable	39,048	8,000	-	135,329	34,535
Taxes Payable	4,985	816	1,784	842	4,515
Notes Payable
Professional Fees
Secured Debt
Other	-	-	-	-	-
TOTAL Post-Petition Liabilities	44,033	8,816	1,784	136,170	39,050
Pre-Petition Liabilities
Secured Liabilities	20,000,000	-	-	7,153,799	-
Priority Liabilities
Unsecured Liabilities	1,371,280	72,658	215,539	207,976	262,483
Other
TOTAL Pre-Petition Liabilities	21,371,280	72,658	215,539	7,361,775	262,483
TOTAL LIABILITIES	21,415,314	81,475	217,323	7,497,945	301,532
MINORITY INTEREST	-	-	-	-	-

STOCKHOLDERS' EQUITY
Pre-Petition Stockholders' Equity	10,371,464	(445,896)	1,750,382	(428,915)	(366,357)
Post-Petition Profit/(Loss)	(14,383)	8,386	(1,166)	(2,169)	9,769
Direct Charges to Equity
TOTAL STOCKHOLDERS' EQUITY	10,357,080	(437,511)	1,749,216	(431,084)	(356,588)
TOTAL LIABILITIES & STOCKHOLDERS' EQUITY	31,772,394	(356,036)	1,966,539	7,066,861	(55,055)

Meruelo Maddux Properties, Inc. et. al.
Consolidated Balance Sheet of Debtors-In-Possession
As of March 31, 2009

	Seventh Street Produce Market 13394	Santa Fe Commerce Center, Inc. 13368	Santa Fe & Washington Market, LLC 13379	905 8th Street, LLC 13396	1308 S. Orchard, LLC 13384
ASSETS
CURRENT ASSETS
Unrestricted Cash	(40,222)	(2,743)	(453)	(775)	-
Restricted Cash	176,255	599,210	-	-	-
Accounts Receivable	89,387	275,211	-	14,270	-
Notes Receivable	-	-	-	-	-
Prepaid Expenses	57,417	5,514	10,319	-	-
TOTAL CURRENT ASSETS	282,838	877,191	9,866	13,495	-

Investment in Real Estate	24,846,953	7,813,253	5,980,501	4,331,249	1,327,495
Accumulated Depreciation	(5,355,208)	(2,388,420)	(396,888)	(354,635)	-
Net Investment in Real Estate	19,491,745	5,424,833	5,583,613	3,976,615	1,327,495

Other Assets (Net of Amoritization)
Due to Affiliates, Net	37,428,517	1,360,234	(4,846,527)	(2,883,615)	(1,346,512)
Due from Insiders
Other Assets	123,996	56,151	-	-	-
TOTAL OTHER ASSETS	37,552,514	1,416,385	(4,846,527)	(2,883,615)	(1,346,512)
TOTAL ASSETS	57,327,096	7,718,409	746,951	1,106,495	(19,017)

LIABILITIES
Post-Petition Liabilities
Accounts Payable	377,731	127,120	50,375	7,398	-
Taxes Payable	17,577	1,738	740	619	192
Notes Payable
Professional Fees
Secured Debt
Other	-	-	-	-	-
TOTAL Post-Petition Liabilities	395,307	128,859	51,115	8,017	192
Pre-Petition Liabilities
Secured Liabilities	58,664,655	10,170,905	-	1,950,000	-
Priority Liabilities
Unsecured Liabilities	1,682,603	235,557	155,836	94,976	23,816
Other
TOTAL Pre-Petition Liabilities	60,347,258	10,406,461	155,836	2,044,976	23,816
TOTAL LIABILITIES	60,742,566	10,535,320	206,951	2,052,993	24,008
MINORITY INTEREST	-	-	-	-	-

STOCKHOLDERS' EQUITY
Pre-Petition Stockholders' Equity	(3,345,629)	(2,810,892)	539,395	(943,715)	(42,780)
Post-Petition Profit/(Loss)	(69,841)	(6,019)	605	(2,783)	(245)
Direct Charges to Equity
TOTAL STOCKHOLDERS' EQUITY	(3,415,470)	(2,816,911)	540,000	(946,498)	(43,025)
TOTAL LIABILITIES & STOCKHOLDERS' EQUITY	57,327,096	7,718,409	746,951	1,106,495	(19,017)

Meruelo Maddux Properties, Inc. et. al.
Consolidated Balance Sheet of Debtors-In-Possession
As of March 31, 2009

	Meruelo Maddux Construction, Inc. 13388	555 Central Avenue, LLC 13439	MMP Ventures, LLC 13392	Meruelo Maddux Properties, L.P. 13387	Meruelo Maddux Management, LLC 13390	2529 Santa Fe Avenue, LLC 13404
ASSETS
CURRENT ASSETS
Unrestricted Cash	(271)	-	-	2,144,970	(7,986)	(483)
Restricted Cash	-	-	-	24,720	-	-
Accounts Receivable	-	-	-	202,126	-	14,380
Notes Receivable	-	-	-	(4,248,632)	-	-
Prepaid Expenses	-	-	-	189,171	-	-
TOTAL CURRENT ASSETS	(271)	-	-	(1,687,645)	(7,986)	13,897

Investment in Real Estate	-	-	-	77,807	-	6,739,364
Accumulated Depreciation	-	-	-	(46,763)	-	(36,828)
Net Investment in Real Estate	-	-	-	31,044	-	6,702,536

Other Assets (Net of Amoritization)
Due to Affiliates, Net	(10,588)	(1,999,388)	(2,509)	-	(4,295,792)	(3,713,446)
Due from Insiders
Other Assets	3,568	-	-	443,965	-	-
TOTAL OTHER ASSETS	(7,020)	(1,999,388)	(2,509)	443,965	(4,295,792)	(3,713,446)
TOTAL ASSETS	(7,291)	(1,999,388)	(2,509)	(1,212,636)	(4,303,778)	3,002,987

LIABILITIES
Post-Petition Liabilities
Accounts Payable	-	-	-	(12,689)	1,566	17,609
Taxes Payable	-	-	-	-	590	687
Notes Payable
Professional Fees
Secured Debt
Other	-	-	-	-	-	-
TOTAL Post-Petition Liabilities	-	-	-	(12,689)	2,157	18,296
Pre-Petition Liabilities
Secured Liabilities	-	-	-	-	-	3,134,825
Priority Liabilities
Unsecured Liabilities	948	9,450	250	2,068,490	218,226	174,812
Other
TOTAL Pre-Petition Liabilities	948	9,450	250	2,068,490	218,226	3,309,636
TOTAL LIABILITIES	948	9,450	250	2,055,800	220,382	3,327,932
MINORITY INTEREST	-	-	-	843,000	-	-

STOCKHOLDERS' EQUITY
Pre-Petition Stockholders' Equity	(7,982)	(2,008,838)	(2,703)	(4,031,458)	(4,512,252)	(321,134)
Post-Petition Profit/(Loss)	(257)	-	(56)	(79,978)	(11,908)	(3,811)
Direct Charges to Equity
TOTAL STOCKHOLDERS' EQUITY	(8,239)	(2,008,838)	(2,759)	(4,111,436)	(4,524,160)	(324,945)
TOTAL LIABILITIES & STOCKHOLDERS' EQUITY	(7,291)	(1,999,388)	(2,509)	(1,212,636)	(4,303,778)	3,002,987

Meruelo Maddux Properties, Inc. et. al.
Consolidated Balance Sheet of Debtors-In-Possession
As of March 31, 2009

	2040 Camfield Avenue, LLC 13375	Meruelo Maddux - 5500 Flotilla Street, LLC 13367	Meruelo Maddux Properties, Inc. 13356	Debtor Entities	Eliminations	Consolidated Debtor Entities
ASSETS
CURRENT ASSETS
Unrestricted Cash	-	-	209,471	3,517,639	97,828	3,615,467
Restricted Cash	-	-	-	8,352,008		8,352,008
Accounts Receivable	-	-	3,000	1,010,760		1,010,760
Notes Receivable	-	-	-	(4,248,632)	4,248,632	0
Prepaid Expenses	-	-	121,040	457,202		457,202
TOTAL CURRENT ASSETS	-	-	333,511	9,088,976	4,346,460	13,435,436

Investment in Real Estate	4,024,680	473,720	-	596,354,711		596,354,711
Accumulated Depreciation	-	-	-	(26,567,875)		(26,567,875)
Net Investment in Real Estate	4,024,680	473,720	-	569,786,835	-	569,786,835

Other Assets (Net of Amoritization)
Due to Affiliates, Net	(5,163,790)	(611,663)	408,546,479	78,784,061	(4,248,632)	74,535,429
Due from Insiders				-		-
Other Assets	-	-	-	1,890,808		1,890,808
TOTAL OTHER ASSETS	(5,163,790)	(611,663)	408,546,479	80,674,869	(4,248,632)	76,426,237
TOTAL ASSETS	(1,139,110)	(137,943)	408,879,991	659,550,681	97,828	659,648,509

LIABILITIES
Post-Petition Liabilities
Accounts Payable	-	-	1,582	2,150,940	97,828	2,248,768
Taxes Payable	788	90	-	85,842		85,842
Notes Payable				-		-
Professional Fees				-		-
Secured Debt				-		-
Other	-	-	-	144,450		144,450
TOTAL Post-Petition Liabilities	788	90	1,582	2,381,233	97,828	2,479,061
Pre-Petition Liabilities
Secured Liabilities	-	-	-	284,107,604		284,107,604
Priority Liabilities				-		-
Unsecured Liabilities	80,179	9,116	363,369	15,452,571		15,452,571
Other				-		-
TOTAL Pre-Petition Liabilities	80,179	9,116	363,369	299,560,174	-	299,560,174
TOTAL LIABILITIES	80,968	9,206	364,951	301,941,407	97,828	302,039,235
MINORITY INTEREST	-	-	(403,490)	439,510	(33,808)	405,702

STOCKHOLDERS' EQUITY
Pre-Petition Stockholders' Equity	(1,219,244)	(147,027)	408,974,514	357,987,741	30,608	358,018,349
Post-Petition Profit/(Loss)	(834)	(122)	(55,984)	(817,977)	3,200	(814,777)
Direct Charges to Equity				-		-
TOTAL STOCKHOLDERS' EQUITY	(1,220,078)	(147,149)	408,918,530	357,169,763	33,808	357,203,571
TOTAL LIABILITIES & STOCKHOLDERS' EQUITY	(1,139,110)	(137,943)	408,879,991	659,550,681	97,828	659,648,509

Meruelo Maddux Properties, Inc. et. al.
Consolidated Balance Sheet of Debtors-In-Possession
As of March 31, 2009

	Debtor Entities	Non-Debtor Entities	Eliminations	Meruelo Maddux Properties, Inc.
ASSETS
CURRENT ASSETS
Unrestricted Cash	3,517,639	3,779	97,942	3,619,360
Restricted Cash	8,352,008	47,744,902		56,096,910
Accounts Receivable	1,010,760	53,200		1,063,960
Notes Receivable	(4,248,632)	-	4,248,632	0
Prepaid Expenses	457,202	127,094		584,296
TOTAL CURRENT ASSETS	9,088,976	47,928,976	4,346,574	61,364,526

Investment in Real Estate	596,354,711	91,379,006		687,733,717
Accumulated Depreciation	(26,567,875)	-		(26,567,875)
Net Investment in Real Estate	569,786,835	91,379,006	-	661,165,842

Other Assets (Net of Amoritization)
Due to Affiliates, Net	78,784,061	(74,537,274)	(4,246,787)	(0)
Due from Insiders	-	-		-
Other Assets	1,890,808	3,330		1,894,138
TOTAL OTHER ASSETS	80,674,869	(74,533,944)	(4,246,787)	1,894,138
TOTAL ASSETS	659,550,681	64,774,038	99,787	724,424,505

LIABILITIES
Post-Petition Liabilities
Accounts Payable	2,150,940	869,679	99,787	3,120,406
Taxes Payable	85,842	6,341		92,183
Notes Payable	-	-		-
Professional Fees	-	-		-
Secured Debt	-	-		-
Other	144,450	-		144,450
TOTAL Post-Petition Liabilities	2,381,233	876,019	99,787	3,357,039
Pre-Petition Liabilities
Secured Liabilities	284,107,604	84,000,000		368,107,604
Priority Liabilities	-	-		-
Unsecured Liabilities	15,452,571	5,860,387		21,312,958
Other	-	-		-
TOTAL Pre-Petition Liabilities	299,560,174	89,860,387	-	389,420,562
TOTAL LIABILITIES	301,941,407	90,736,407	99,787	392,777,601
MINORITY INTEREST	439,510	-	(33,808)	405,702

STOCKHOLDERS' EQUITY
Pre-Petition Stockholders' Equity	357,987,741	(25,980,220)	30,608	332,038,129
Post-Petition Profit/(Loss)	(817,977)	17,851	3,200	(796,926)
Direct Charges to Equity	-	-		-
TOTAL STOCKHOLDERS' EQUITY	357,169,763	(25,962,369)	33,808	331,241,202
TOTAL LIABILITIES & STOCKHOLDERS' EQUITY	659,550,681	64,774,038	99,787	724,424,505

Meruelo Maddux Properties, Inc. et. al
March's Report
XI.  QUESTIONNAIRE

		No	Yes
1.	Has the debtor-in-possession made any payments on its pre-petition unsecured debt, except as have been authorized by the court? If "Yes", explain below:	X

		No	Yes
2.
Has the debtor-in-possession during this reporting period provided compensation or remuneration to any officers, directors, principals, or other insiders without appropriate authorization?  If "Yes", explain below:
X

3.	State what progress was made during the reporting period toward filing a plan of reorganization:

During this subject period, the Debtors’ eight first day motions were filed with the Court, including a motion for authority to use cash collateral and a motion for approval of the Debtors’ cash management system, were granted, on either an interim or final basis.  The Debtors’ focus continued on the preparation of schedules and statements of financial affairs, and preparation for attendance at the Initial Debtor Interview and Section 341(a) meeting.

4.	Describe potential future developments which may have a significant impact on the case:

To soon to forecast.

5.	Attach copies of all Orders granting relief from the automatic stay that were entered during the reporting period.

None.
		No	Yes
6.	Did you receive any exempt income this month, which is not set forth in the operating report? If "Yes", please set forth the amounts and sources of the income below.	X

I, John Charles Maddux, Chief Operating Officer, declare under penalty of perjury that I have fully read and understood the foregoing debtor-in-possession operating report and that the information contained herein is true and complete to the best of my knowledge.

Date: June 26, 2009	By:	/s/ John Charles Maddux
John Charles Maddux
Principal for Debtor-in-Possession